Exhibit 99.2

Supplemental Financial Information For the quarter ended June 30, 2014 August 7, 2014

Supplemental Financial Information – Unaudited August 7, 2014

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3

About Sunstone	4

Forward-Looking Statement	5

Non-GAAP Financial Measures	6

CORPORATE FINANCIAL INFORMATION	9

Condensed Consolidated Balance Sheets Q2 2014 – Q2 2013	10

Consolidated Statements of Operations Q2 & YTD 2014/2013	12

Reconciliation of Net Income to EBITDA and Adjusted EBITDA Q2 & YTD 2014/2013	13

Reconciliation of Net Income to FFO and Adjusted FFO Available to Common Stockholders Q2 & YTD 2014/2013	14

Pro Forma Consolidated Statements of Operations Q2 2014 – Q1 2013	15

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA Q1 2014	16

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO Available to Common Stockholders Q1 2014	17

Reconciliation of Pro Forma Net Income to EBITDA and Adjusted EBITDA Q2 2014	18

Reconciliation of Pro Forma Net Income to FFO and Adjusted FFO Available to Common Stockholders Q2 2014	19

Reconciliation of Pro Forma Net Income to EBITDA and Adjusted EBITDA Q2 YTD 2014	20

Reconciliation of Pro Forma Net Income to FFO and Adjusted FFO Available to Common Stockholders Q2 YTD 2014	21

Reconciliation of Pro Forma Net Income to EBITDA and Adjusted EBITDA FY 2013	22

Reconciliation of Pro Forma Net Income to FFO and Adjusted FFO Available to Common Stockholders FY 2013	23

EARNINGS GUIDANCE	24

Earnings Guidance for Q3 and FY 2014	25

Supplemental Financial Information – Unaudited August 7, 2014

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO Available to Common Stockholders Q3 and FY 2014	27

CAPITALIZATION	28

Comparative Capitalization Q2 2014 – Q2 2013	29

Consolidated Debt Summary Schedule	30

Consolidated Amortization and Debt Maturity Schedule	31

PROPERTY-LEVEL DATA	32

PROPERTY-LEVEL OPERATING STATISTICS	34

Q2 2014/2013	35

YTD 2014/2013	36

OPERATING STATISTICS BY BRAND & GEOGRAPHY	37

Operating Statistics by Brand Q2 & YTD 2014/2013	38

Pro Forma Comparable Portfolio Property-Level Trailing 12 Month EBITDA Contribution by Brand	39

Operating Statistics by Region Q2 & YTD 2014/2013	40

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	41

Property-Level EBITDA Q2 & YTD 2014/2013	42

Property-Level EBITDA Margins Q2 & YTD 2014/2013	43

Property-Level EBITDA Reconciliation Q1 2014	44

Property-Level EBITDA Reconciliation Q1 2013	45

Property-Level EBITDA Reconciliation Q1 2014/2013 Footnotes	46

Property-Level EBITDA Reconciliation Q2 2014	47

Property-Level EBITDA Reconciliation Q2 2013	48

Property-Level EBITDA Reconciliation Q2 2014/2013 Footnotes	49

Supplemental Financial Information – Unaudited August 7, 2014

Property-Level EBITDA Reconciliation Q2 YTD 2014	50

Property-Level EBITDA Reconciliation Q2 YTD 2013	51

Property-Level EBITDA Reconciliation Q2 YTD 2014/2013 Footnotes	52

Property-Level EBITDA Reconciliation Q3 2013	53

Property-Level EBITDA Reconciliation Q3 2013 Footnotes	54

Property-Level EBITDA Reconciliation Q4 2013	55

Property-Level EBITDA Reconciliation Q4 2013 Footnotes	56

Property-Level EBITDA Reconciliation FY 2013	57

Property-Level EBITDA Reconciliation FY 2013 Footnotes	58

Supplemental Financial Information – Unaudited August 7, 2014

CORPORATE PROFILE, FINANCIAL DISCLOSURES,

AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information – Unaudited August 7, 2014

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (REIT) that, as of August 7, 2014, has interests in 30 hotels held for investment comprised of 14,304 rooms. Sunstone’s hotels are primarily in the upper upscale segment and are operated under nationally recognized brands, such as Marriott, Hilton, Hyatt, Fairmont and Sheraton.

Sunstone’s mission is to create meaningful value for our stockholders by becoming the premier hotel owner. Our values include transparency, trust, ethical conduct, communication and discipline. As demand for lodging generally fluctuates with the overall economy (we refer to these changes in demand as the lodging cycle), we seek to employ a balanced, cycle-appropriate corporate strategy that encompasses the following:

•                  Proactive portfolio management;

•                  Intensive asset management;

•                  Disciplined external growth; and

•                  Continued balance sheet strength.

Corporate Headquarters
120 Vantis, Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Ken Cruse
Chief Executive Officer
(949) 382-3012

John Arabia
President
(949) 382-3008

Bryan Giglia
Chief Financial Officer
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information – Unaudited August 7, 2014

Forward-Looking Statement

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of August 7, 2014, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information – Unaudited August 7, 2014

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA; Adjusted EBITDA (as defined below); Funds From Operations, or FFO; Adjusted FFO Available to Common Stockholders (as defined below); hotel EBITDA; and hotel EBITDA margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO Available to Common Stockholders, hotel EBITDA, and hotel EBITDA margin as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA is a commonly used measure of performance in many industries. We believe EBITDA is useful to investors in evaluating our operating performance because this measure helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also believe the use of EBITDA facilitates comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital-intensive companies. In addition, certain covenants included in our indebtedness use EBITDA as a measure of financial compliance. We also use EBITDA as a measure in determining the value of hotel acquisitions and dispositions.

Historically, we have adjusted EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance.

We believe that the presentation of FFO provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO conforms to the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO. This may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information – Unaudited August 7, 2014

We also present Adjusted FFO Available to Common Stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

We adjust EBITDA and FFO for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDA or Adjusted FFO Available to Common Stockholders:

•                  Amortization of favorable and unfavorable contracts: we exclude the non-cash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable tenant lease assets recorded in conjunction with our acquisitions of the Hilton New Orleans St. Charles and the Hyatt Regency San Francisco, and the unfavorable tenant lease liabilities recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile and the Hyatt Regency San Francisco. The amortization of favorable and unfavorable contracts does not reflect the underlying performance of our hotels.

•                  Ground rent adjustments: we exclude the non-cash expense incurred from straightlining our ground lease obligations as this expense does not reflect the underlying performance of our hotels.

•                  Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•                  Acquisition costs: under GAAP, costs associated with completed acquisitions are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company.

•                  Consolidated partnership adjustments: we deduct the non-controlling partner’s pro rata share of any EBITDA or FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership.

•                  Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments because they do not reflect our actual performance for that period.

•                  Impairment losses: we exclude the effect of impairment losses because we believe that including them in Adjusted EBITDA and Adjusted FFO Available to Common Stockholders is not consistent with reflecting the ongoing performance of our remaining assets.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information – Unaudited August 7, 2014

•      Other adjustments: we exclude other adjustments such as lawsuit settlement costs, prior year property tax assessments and/or credits, management company transition costs, and departmental closing costs, including severance, because we do not believe these costs reflect our actual performance for that period and/or the ongoing operations of our hotels.

In addition, to derive Adjusted EBITDA we exclude the non-cash expense incurred with the amortization of deferred stock compensation as this expense does not reflect the underlying performance of our hotels. We also include an adjustment for the cash ground lease expense recorded on the Hyatt Chicago Magnificent Mile’s building lease. Upon acquisition of this hotel, we determined that the building lease was a capital lease, and, therefore, we include a portion of the capital lease payment each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the operating performance of the Hyatt Chicago Magnificent Mile. We also exclude the effect of gains and losses on the disposition of depreciable assets because we believe that including them in Adjusted EBITDA is not consistent with reflecting the ongoing performance of our assets. In addition, material gains or losses from the depreciated value of the disposed assets could be less important to investors given that the depreciated asset value often does not reflect its market value.

To derive Adjusted FFO Available to Common Stockholders, we also exclude the non-cash gains or losses on our derivatives, as well as preferred stock dividends and any original issuance costs associated with the redemption of preferred stock, and any federal and state taxes associated with the application of net operating loss carryforwards. We believe that these items are not reflective of our ongoing finance costs.

Reconciliations of net income to EBITDA and Adjusted EBITDA are set forth on page 13 of this supplemental package. Reconciliations of net income to FFO and Adjusted FFO Available to Common Stockholders are set forth on page 14 of this supplemental package.

Our 29 comparable hotels include all hotels held for investment by the Company as of June 30, 2014, and also include prior ownership results as applicable in 2013 for the Hilton New Orleans St. Charles acquired in May 2013, the Boston Park Plaza acquired in July 2013, and the Hyatt Regency San Francisco acquired in December 2013.

Our 30 pro forma comparable hotels include the 29 comparable hotels plus prior ownership results in 2014 and 2013 for the Marriott Wailea acquired in July 2014.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 8

Supplemental Financial Information – Unaudited August 7, 2014

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information – Unaudited August 7, 2014

Condensed Consolidated Balance Sheets

Q2 2014 – Q2 2013

(In thousands)	June 30, 2014 (1)	March 31, 2014 (2)	December 31, 2013 (3)	September 30, 2013 (4)	June 30, 2013 (5)
Assets
Investment in hotel properties:
Land	$450,304	$439,304	$439,304	$323,164	$264,637
Buildings & improvements	3,013,911	2,986,687	2,977,458	2,835,056	2,655,644
Furniture, fixtures, & equipment	432,572	422,676	414,192	387,680	366,536
Other	218,300	224,863	207,878	201,676	188,891
	4,115,087	4,073,530	4,038,832	3,747,576	3,475,708
Less accumulated depreciation & amortization	(884,192)	(845,751)	(807,450)	(770,527)	(734,759)
	3,230,895	3,227,779	3,231,382	2,977,049	2,740,949

Other assets, net	47,449	38,871	39,730	40,947	62,049

Current assets:
Cash and cash equivalents	360,702	94,792	104,363	100,225	123,217
Cash proceeds held by accommodator	-	-	-	-	72,287
Restricted cash	87,975	82,748	89,306	84,139	76,711
Other current assets, net	55,939	52,852	44,017	53,326	41,943

Total assets	$3,782,960	$3,497,042	$3,508,798	$3,255,686	$3,117,156

*Footnotes on following page

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information – Unaudited August 7, 2014

Condensed Consolidated Balance Sheets

Q2 2014 – Q2 2013 (cont.)

(In thousands)	June 30, 2014 (1)	March 31, 2014 (2)	December 31, 2013 (3)	September 30, 2013 (4)	June 30, 2013 (5)
Liabilities
Current liabilities:
Current portion of notes payable	$122,835	$24,008	$23,289	$23,351	$20,571
Other current liabilities	107,198	102,320	96,780	100,997	82,229
Total current liabilities	230,033	126,328	120,069	124,348	102,800

Notes payable, less current portion	1,269,587	1,374,394	1,380,786	1,387,006	1,275,626
Capital lease obligations, less current portion	15,576	15,577	15,586	15,594	15,603
Other liabilities	34,106	40,610	39,958	39,901	38,955

Total liabilities	1,549,302	1,556,909	1,556,399	1,566,849	1,432,984

Equity
Stockholders’ equity:
8% Series D cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

Common stock, $0.01 par value, 500,000,000 shares authorized	1,994	1,814	1,809	1,609	1,609

Additional paid in capital	2,335,709	2,071,421	2,068,721	1,796,656	1,795,295
Retained earnings	260,518	218,642	224,364	219,837	205,788
Cumulative dividends	(535,281)	(522,911)	(511,444)	(500,001)	(489,558)
Total stockholders’ equity	2,177,940	1,883,966	1,898,450	1,633,101	1,628,134
Non-controlling interest in consolidated joint ventures	55,718	56,167	53,949	55,736	56,038

Total equity	2,233,658	1,940,133	1,952,399	1,688,837	1,684,172

Total liabilities and equity	$3,782,960	$3,497,042	$3,508,798	$3,255,686	$3,117,156

(1) As presented on Form 10-Q to be filed in August 2014.

(2) As presented on Form 10-Q filed May 7, 2014.

(3) As presented on Form 10-K filed February 25, 2014.

(4) As presented on Form 10-Q filed November 12, 2013.

(5) As presented on Form 10-Q filed August 7, 2013.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information – Unaudited August 7, 2014

Consolidated Statements of Operations

Q2 & YTD 2014/2013

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2014	2013	2014	2013

Revenues
Room	$214,940	$168,260	$383,067	$300,883
Food and beverage	68,733	52,842	128,644	102,470
Other operating	17,179	13,536	32,624	26,206
Total revenues	300,852	234,638	544,335	429,559
Operating expenses
Room	53,418	40,537	102,337	77,991
Food and beverage	45,109	35,058	88,017	70,154
Other operating	5,006	3,887	10,001	8,129
Advertising and promotion	13,655	11,240	26,626	22,505
Repairs and maintenance	10,706	8,275	21,587	16,649
Utilities	7,788	6,129	16,077	12,312
Franchise costs	10,261	8,771	18,338	15,249
Property tax, ground lease and insurance	21,413	19,297	40,465	37,765
Property general and administrative	31,963	25,288	60,885	48,894
Corporate overhead	7,674	7,359	14,233	13,530
Depreciation and amortization	37,973	32,175	75,588	66,191
Total operating expenses	244,966	198,016	474,154	389,369
Operating income	55,886	36,622	70,181	40,190
Interest and other income	891	788	1,607	1,351
Interest expense	(18,331)	(17,272)	(36,614)	(34,686)
Loss on extinguishment of debt	-	-	-	(44)
Income before income taxes and discontinued operations	38,446	20,138	35,174	6,811
Income tax provision	(110)	(129)	(334)	(6,286)
Income from continuing operations	38,336	20,009	34,840	525
Income from discontinued operations	5,199	-	5,199	48,410
Net income	43,535	20,009	40,039	48,935
Income from consolidated joint venture attributable to non-controlling interest	(1,659)	(1,226)	(3,885)	(1,523)
Distributions to non-controlling interest	(8)	(8)	(16)	(16)
Dividends paid on unvested restricted stock compensation	(97)	-	(197)	-
Preferred stock dividends and redemption charges	(2,300)	(3,510)	(4,600)	(14,413)
Undistributed income allocated to unvested restricted stock compensation	(206)	(126)	(87)	(264)
Income available to common stockholders	$39,265	$15,139	$31,254	$32,719

Basic and diluted per share amounts:
Income (loss) from continuing operations available (attributable) to common stockholders	$0.19	$0.09	$0.14	$(0.10)
Income from discontinued operations	0.03	-	0.03	0.31
Basic and diluted income available to common stockholders per common share	$0.22	$0.09	$0.17	$0.21

Basic and diluted weighted average common shares outstanding	182,604	160,843	181,836	155,987

Dividends declared per common share	$0.05	$-	$0.10	$-

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information – Unaudited August 7, 2014

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q2 & YTD 2014/2013

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2014	2013	2014	2013

Net income	$43,535	$20,009	$40,039	$48,935
Operations held for investment:
Depreciation and amortization	37,973	32,175	75,588	66,191
Amortization of lease intangibles	1,030	1,028	2,058	2,056
Interest expense	18,331	17,272	36,614	34,686
Income tax provision	110	129	334	6,286
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,659)	(1,226)	(3,885)	(1,523)
Depreciation and amortization	(824)	(903)	(1,645)	(2,338)
Interest expense	(568)	(592)	(1,135)	(1,169)
Discontinued operations:
Interest expense	-	-	-	99
EBITDA	97,928	67,892	147,968	153,223

Operations held for investment:
Amortization of deferred stock compensation	1,944	1,241	3,316	2,316
Amortization of favorable and unfavorable contracts, net	46	115	92	229
Non-cash straightline lease expense	500	342	1,012	1,035
Capital lease obligation interest - cash ground rent	(351)	(351)	(702)	(702)
Gain on sale of assets	(49)	(5)	(55)	(5)
Loss on extinguishment of debt	-	-	-	44
Closing costs - completed acquisitions	102	690	158	837
Lawsuit settlement costs	-	358	-	358
Prior year property tax adjustments, net	(357)	106	(3,235)	106
Non-controlling interests:
Non-cash straightline lease expense	(112)	(112)	(225)	(225)
Prior year property tax adjustments, net	-	-	696	-
Discontinued operations:
Gain on sale of assets, net	(5,199)	-	(5,199)	(51,620)
Loss on extinguishment of debt	-	-	-	3,115
	(3,476)	2,384	(4,142)	(44,512)

Adjusted EBITDA	$94,452	$70,276	$143,826	$108,711

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information – Unaudited August 7, 2014

Reconciliation of Net Income to FFO and Adjusted FFO Available to Common Stockholders

Q2 & YTD 2014/2013

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands, except per share data)	2014	2013	2014	2013

Net income	$43,535	$20,009	$40,039	$48,935
Operations held for investment:
Real estate depreciation and amortization	37,575	31,831	74,801	65,503
Amortization of lease intangibles	1,030	1,028	2,058	2,056
Gain on sale of assets	(49)	(5)	(55)	(5)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,659)	(1,226)	(3,885)	(1,523)
Real estate depreciation and amortization	(824)	(903)	(1,645)	(2,338)
Discontinued operations:
Gain on sale of assets, net	(5,199)	-	(5,199)	(51,620)
FFO	74,409	50,734	106,114	61,008

Operations held for investment:
Preferred stock dividends and redemption charges	(2,300)	(3,510)	(4,600)	(14,413)
Amortization of favorable and unfavorable contracts, net	46	115	92	229
Non-cash straightline lease expense	500	342	1,012	1,035
Non-cash interest related to gain on derivatives, net	(125)	(260)	(234)	(417)
Loss on extinguishment of debt	-	-	-	44
Closing costs - completed acquisitions	102	690	158	837
Lawsuit settlement costs	-	358	-	358
Prior year property tax adjustments, net	(357)	106	(3,235)	106
Income tax provision related to prior years	-	129	-	6,286
Preferred stock redemption charges	-	129	-	4,770
Non-controlling interests:
Non-cash straightline lease expense	(112)	(112)	(225)	(225)
Non-cash interest related to loss on derivative	-	(1)	-	(1)
Prior year property tax adjustments, net	-	-	696	-
Discontinued operations:
Loss on extinguishment of debt	-	-	-	3,115
	(2,246)	(2,014)	(6,336)	1,724

Adjusted FFO available to common stockholders	$72,163	$48,720	$99,778	$62,732

FFO per diluted share	$0.41	$0.31	$0.58	$0.39

Adjusted FFO available to common stockholders per diluted share	$0.39	$0.30	$0.55	$0.40

Basic weighted average shares outstanding	182,604	160,843	181,836	155,987
Shares associated with unvested restricted stock awards	475	385	473	344
Diluted weighted average shares outstanding	183,079	161,228	182,309	156,331

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information – Unaudited August 7, 2014

Pro Forma Consolidated Statements of Operations

Q2 2014 – Q1 2013

	Three Months Ended (1)		Year Ended (1)	Three Months Ended (1)
(Unaudited and in thousands)	June 30,	March 31,	Dec. 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2013	2013	2013	2013	2013
Revenues
Room	$224,471	$181,004	$783,301	$193,186	$209,156	$211,902	$169,057
Food and beverage	71,446	63,057	249,626	64,545	59,471	65,790	59,820
Other operating	18,404	16,837	67,427	16,870	18,014	16,599	15,944
Total revenues	314,321	260,898	1,100,354	274,601	286,641	294,291	244,821

Operating Expenses
Room	55,955	51,892	208,505	52,581	54,291	52,655	48,978
Food and beverage	47,232	45,182	179,059	45,216	44,494	45,106	44,243
Other expenses	105,549	98,368	402,000	100,698	101,986	101,631	97,685
Corporate overhead	7,674	6,559	26,671	6,555	6,586	7,359	6,171
Depreciation and amortization	40,103	39,745	160,440	40,189	39,916	39,069	41,266
Total operating expenses	256,513	241,746	976,675	245,239	247,273	245,820	238,343

Operating Income	57,808	19,152	123,679	29,362	39,368	48,471	6,478

Interest income and other income	891	716	3,004	743	727	788	746
Interest expense	(18,331)	(18,283)	(74,721)	(18,699)	(18,854)	(18,600)	(18,568)

Income (loss) before income taxes and discontinued operations	40,368	1,585	51,962	11,406	21,241	30,659	(11,344)
Income tax provision	(110)	(224)	(8,145)	(1,435)	(424)	(129)	(6,157)

Income (loss) from continuing operations	40,258	1,361	43,817	9,971	20,817	30,530	(17,501)
Income from discontinued operations	5,199	-	48,410	-	-	-	48,410

Net Income	$45,457	$1,361	$92,227	$9,971	$20,817	$30,530	$30,909

Adjusted EBITDA (2)	$98,504	$56,361	$288,434	$70,968	$79,673	$89,019	$48,774

(1)

Includes the Company’s ownership results and prior ownership results for the pro forma 30 hotel portfolio held for investment by the Company as of June 30, 2014.  Excludes interest expense and loss on extinguishment of debt on the Senior Notes due to their repayment in January 2013. Includes the reduction of ground lease expense on the Fairmont Newport Beach due to the Company’s land acquisition in June 2014 along with the 11% dividend on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(2)	Pro Forma Adjusted EBITDA reconciliations by quarter for 2014 can be found on pages 16 and 18 of this supplemental package. Full year 2013 can be found on page 22 of this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information – Unaudited August 7, 2014

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

Q1 2014

	Three Months Ended March 31, 2014
		Acquisition:	Acquisition:	Issuance:
		Fairmont Newport	Marriott	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Beach Land (2)	Wailea (3)	Stock (4)	Forma (5)

Net income (loss)	$(3,496)	$166	$4,691	$-	$1,361
Operations held for investment:
Depreciation and amortization	37,615	-	2,130	-	39,745
Amortization of lease intangibles	1,028	-	-	-	1,028
Interest expense	18,283	-	-	-	18,283
Income tax provision	224	-	-	-	224
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(2,226)	-	-	-	(2,226)
Depreciation and amortization	(821)	-	-	-	(821)
Interest expense	(567)	-	-	-	(567)
EBITDA	50,040	166	6,821	-	57,027

Operations held for investment:
Amortization of deferred stock compensation	1,372	-	-	-	1,372
Amortization of favorable and unfavorable contracts, net	46	-	-	-	46
Non-cash straightline lease expense	512	-	-	-	512
Capital lease obligation interest - cash ground rent	(351)	-	-	-	(351)
Gain on sale of assets	(6)	-	-	-	(6)
Closing costs - completed acquisitions	56	-	-	-	56
Prior year property tax adjustments, net	(2,878)	-	-	-	(2,878)
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	(113)
Prior year property tax adjustments, net	696	-	-	-	696
	(666)	-	-	-	(666)

Adjusted EBITDA	$49,374	$166	$6,821	$-	$56,361

*Footnotes on following page

CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information – Unaudited August 7, 2014

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO

Available to Common Stockholders

Q1 2014

	Three Months Ended March 31, 2014
		Acquisition:	Acquisition:	Issuance:
		Fairmont Newport	Marriott	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Beach Land (2)	Wailea (3)	Stock (4)	Forma (5)

Net income (loss)	$(3,496)	$166	$4,691	$-	$1,361
Operations held for investment:
Real estate depreciation and amortization	37,226	-	2,130	-	39,356
Amortization of lease intangibles	1,028	-	-	-	1,028
Gain on sale of assets	(6)	-	-	-	(6)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(2,226)	-	-	-	(2,226)
Real estate depreciation and amortization	(821)	-	-	-	(821)
FFO	31,705	166	6,821	-	38,692

Operations held for investment:
Preferred stock dividends	(2,300)	-	-	-	(2,300)
Amortization of favorable and unfavorable contracts, net	46	-	-	-	46
Non-cash straightline lease expense	512	-	-	-	512
Non-cash interest related to gain on derivatives, net	(109)	-	-	-	(109)
Closing costs - completed acquisitions	56	-	-	-	56
Prior year property tax adjustments, net	(2,878)	-	-	-	(2,878)
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	(113)
Prior year property tax adjustments, net	696	-	-	-	696
	(4,090)	-	-	-	(4,090)

Adjusted FFO available to common stockholders	$27,615	$166	$6,821	$-	$34,602

FFO per diluted share	$0.17				$0.19

Adjusted FFO available to common stockholders per diluted share	$0.15				$0.17

Basic weighted average shares outstanding	181,061			22,128	203,189
Shares associated with unvested restricted stock awards	469			-	469
Diluted weighted average shares outstanding	181,530			22,128	203,658

(1) Actual represents the Company’s ownership results for the 29 hotels in which the Company had interests as of March 31, 2014.

(2)  Acquisition: Fairmont Newport Beach Land represents the reduction in ground lease expense payable to a third party due to the Company’s acquisition of approximately seven acres of land underlying the hotel on June 2, 2014.

(3) Acquisition: Marriott Wailea represents prior ownership results for the hotel which was acquired by the Company on July 17, 2014, adjusted for the Company’s pro forma depreciation expense.

(4)  Issuance: Common Stock represents the 99,460 shares issued in connection with the Company’s ATM program in March 2014, along with the 18,000,000 shares issued by the Company in connection with a common stock offering in June 2014, and the 4,034,970 shares issued directly to the seller of the Marriott Wailea in July 2014.

(5)  Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 30 hotel portfolio and land acquisition, as well as the effects of the common stock issuances in March 2014, June 2014 and July 2014.

CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information – Unaudited August 7, 2014

Reconciliation of Pro Forma Net Income to EBITDA and Adjusted EBITDA

Q2 2014

	Three Months Ended June 30, 2014
			Acquisition:	Acquisition:	Issuance:
		Discontinued	Fairmont Newport	Marriott	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Beach Land (3)	Wailea (4)	Stock (5)	Forma (6)

Net income	$43,535	$(5,199)	$113	$1,809	$-	$40,258
Operations held for investment:
Depreciation and amortization	37,973	-	-	2,130	-	40,103
Amortization of lease intangibles	1,030	-	-	-	-	1,030
Interest expense	18,331	-	-	-	-	18,331
Income tax provision	110	-	-	-	-	110
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,659)	-	-	-	-	(1,659)
Depreciation and amortization	(824)	-	-	-	-	(824)
Interest expense	(568)	-	-	-	-	(568)
EBITDA	97,928	(5,199)	113	3,939	-	96,781

Operations held for investment:
Amortization of deferred stock compensation	1,944	-	-	-	-	1,944
Amortization of favorable and unfavorable contracts, net	46	-	-	-	-	46
Non-cash straightline lease expense	500	-	-	-	-	500
Capital lease obligation interest - cash ground rent	(351)	-	-	-	-	(351)
Gain on sale of assets	(49)	-	-	-	-	(49)
Closing costs - completed acquisitions	102	-	-	-	-	102
Prior year property tax adjustments, net	(357)	-	-	-	-	(357)
Non-controlling interests:
Non-cash straightline lease expense	(112)	-	-	-	-	(112)
Discontinued Operations:
Gain on sale of assets, net	(5,199)	5,199	-	-	-	-
	(3,476)	5,199	-	-	-	1,723

Adjusted EBITDA	$94,452	$-	$113	$3,939	$-	$98,504

*Footnotes on following page

CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information – Unaudited August 7, 2014

Reconciliation of Pro Forma Net Income to FFO and Adjusted FFO

Available to Common Stockholders

Q2 2014

	Three Months Ended June 30, 2014
			Acquisition:	Acquisition:	Issuance:
		Discontinued	Fairmont Newport	Marriott	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Beach Land (3)	Wailea (4)	Stock (5)	Forma (6)

Net income	$43,535	$(5,199)	$113	$1,809	$-	$40,258
Operations held for investment:
Real estate depreciation and amortization	37,575	-	-	2,130	-	39,705
Amortization of lease intangibles	1,030	-	-	-	-	1,030
Gain on sale of assets	(49)	-	-	-	-	(49)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,659)	-	-	-	-	(1,659)
Real estate depreciation and amortization	(824)	-	-	-	-	(824)
Discontinued Operations:
Gain on sale of assets, net	(5,199)	5,199	-	-	-	-
FFO	74,409	-	113	3,939	-	78,461

Operations held for investment:
Preferred stock dividends	(2,300)	-	-	-	-	(2,300)
Amortization of favorable and unfavorable contracts, net	46	-	-	-	-	46
Non-cash straightline lease expense	500	-	-	-	-	500
Non-cash interest related to gain on derivatives, net	(125)	-	-	-	-	(125)
Closing costs - completed acquisitions	102	-	-	-	-	102
Prior year property tax adjustments, net	(357)	-	-	-	-	(357)
Non-controlling interests:
Non-cash straightline lease expense	(112)	-	-	-	-	(112)
	(2,246)	-	-	-	-	(2,246)

Adjusted FFO available to common stockholders	$72,163	$-	$113	$3,939	$-	$76,215

FFO per diluted share	$0.41					$0.38

Adjusted FFO available to common stockholders per diluted share	$0.39					$0.37

Basic weighted average shares outstanding	182,604				20,848	203,452
Shares associated with unvested restricted stock awards	475				-	475
Diluted weighted average shares outstanding	183,079				20,848	203,927

(1) Actual represents the Company’s ownership results for the 29 hotels in which the Company had interests as of June 30, 2014.

(2) Discontinued Operations  represents the recognition of a net deferred gain on the January 2013 sale of the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility.

(3) Acquisition: Fairmont Newport Beach Land represents the reduction in ground lease expense payable to a third party due to the Company’s acquisition of approximately seven acres of land underlying the hotel on June 2, 2014.

(4) Acquisition: Marriott Wailea represents prior ownership results for the hotel which was acquired by the Company on July 17, 2014, adjusted for the Company’s pro forma depreciation expense.

(5) Issuance: Common Stock represents the 18,000,000 shares issued by the Company in connection with a common stock offering in June 2014, along with the 4,034,970 shares issued directly to the seller of the Marriott Wailea in July 2014.

(6) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 30 hotel portfolio and land acquisition, as well as the effects of the common stock issuances in June 2014 and July 2014.

CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information – Unaudited August 7, 2014

Reconciliation of Pro Forma Net Income to EBITDA and Adjusted EBITDA
Q2 YTD 2014

	Six Months Ended June 30, 2014
			Acquisition:	Acquisition:	Issuance:
		Discontinued	Fairmont Newport	Marriott	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Beach Land (3)	Wailea (4)	Stock (5)	Forma (6)

Net income	$40,039	$(5,199)	$279	$6,500	$-	$41,619
Operations held for investment:
Depreciation and amortization	75,588	-	-	4,260	-	79,848
Amortization of lease intangibles	2,058	-	-	-	-	2,058
Interest expense	36,614	-	-	-	-	36,614
Income tax provision	334	-	-	-	-	334
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(3,885)	-	-	-	-	(3,885)
Depreciation and amortization	(1,645)	-	-	-	-	(1,645)
Interest expense	(1,135)	-	-	-	-	(1,135)
EBITDA	147,968	(5,199)	279	10,760	-	153,808

Operations held for investment:
Amortization of deferred stock compensation	3,316	-	-	-	-	3,316
Amortization of favorable and unfavorable contracts, net	92	-	-	-	-	92
Non-cash straightline lease expense	1,012	-	-	-	-	1,012
Capital lease obligation interest - cash ground rent	(702)	-	-	-	-	(702)
Gain on sale of assets	(55)	-	-	-	-	(55)
Closing costs - completed acquisitions	158	-	-	-	-	158
Prior year property tax adjustments, net	(3,235)	-	-	-	-	(3,235)
Non-controlling interests:
Non-cash straightline lease expense	(225)	-	-	-	-	(225)
Prior year property tax adjustments, net	696	-	-	-	-	696
Discontinued Operations:
Gain on sale of assets, net	(5,199)	5,199	-	-	-	-
	(4,142)	5,199	-	-	-	1,057

Adjusted EBITDA	$143,826	$-	$279	$10,760	$-	$154,865

*Footnotes on following page

CORPORATE FINANCIAL INFORMATION	Page 20

Supplemental Financial Information – Unaudited August 7, 2014

Reconciliation of Pro Forma Net Income to FFO and Adjusted FFO
Available to Common Stockholders
Q2 YTD 2014

	Six Months Ended June 30, 2014
			Acquisition:	Acquisition:	Issuance:
		Discontinued	Fairmont Newport	Marriott	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Beach Land (3)	Wailea (4)	Stock (5)	Forma (6)

Net income	$40,039	$(5,199)	$279	$6,500	$-	$41,619
Operations held for investment:
Real estate depreciation and amortization	74,801	-	-	4,260	-	79,061
Amortization of lease intangibles	2,058	-	-	-	-	2,058
Gain on sale of assets	(55)	-	-	-	-	(55)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(3,885)	-	-	-	-	(3,885)
Real estate depreciation and amortization	(1,645)	-	-	-	-	(1,645)
Discontinued Operations:
Gain on sale of assets, net	(5,199)	5,199	-	-	-	-
FFO	106,114	-	279	10,760	-	117,153

Operations held for investment:
Preferred stock dividends	(4,600)	-	-	-	-	(4,600)
Amortization of favorable and unfavorable contracts, net	92	-	-	-	-	92
Non-cash straightline lease expense	1,012	-	-	-	-	1,012
Non-cash interest related to gain on derivatives, net	(234)	-	-	-	-	(234)
Closing costs - completed acquisitions	158	-	-	-	-	158
Prior year property tax adjustments, net	(3,235)	-	-	-	-	(3,235)
Non-controlling interests:
Non-cash straightline lease expense	(225)	-	-	-	-	(225)
Prior year property tax adjustments, net	696	-	-	-	-	696
	(6,336)	-	-	-	-	(6,336)

Adjusted FFO available to common stockholders	$99,778	$-	$279	$10,760	$-	$110,817

FFO per diluted share	$0.58					$0.57

Adjusted FFO available to common stockholders per diluted share	$0.55					$0.54

Basic weighted average shares outstanding	181,836				21,485	203,321
Shares associated with unvested restricted stock awards	473				-	473
Diluted weighted average shares outstanding	182,309				21,485	203,794

(1) Actual represents the Company’s ownership results for the 29 hotels in which the Company had interests as of June 30, 2014.

(2) Discontinued Operations  represents the recognition of a net deferred gain on the January 2013 sale of the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility.

(3) Acquisition: Fairmont Newport Beach Land represents the reduction in ground lease expense payable to a third party due to the Company’s acquisition of approximately seven acres of land underlying the hotel on June 2, 2014.

(4) Acquisition: Marriott Wailea represents prior ownership results for the hotel which was acquired by the Company on July 17, 2014, adjusted for the Company’s pro forma depreciation expense.

(5) Issuance: Common Stock represents the 99,460 shares issued in connection with the Company’s ATM program in March 2014, along with the 18,000,000 shares issued by the Company in connection with a common stock offering in June 2014, and the 4,034,970 shares issued directly to the seller of the Marriott Wailea in July 2014.

(6) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 30 hotel portfolio and land acquisition, as well as the effects of the common stock issuances in March 2014, June 2014 and July 2014.

CORPORATE FINANCIAL INFORMATION	Page 21

Supplemental Financial Information – Unaudited August 7, 2014

Reconciliation of Pro Forma Net Income to EBITDA and Adjusted EBITDA

FY 2013

	Year Ended December 31, 2013
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Acquisition:	Repurchase:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hilton	Boston	Hyatt Regency	Fairmont Newport	Marriott	Exchangeable	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	New Orleans (3)	Park Plaza (4)	San Francisco (5)	Beach Land (6)	Wailea (7)	Senior Notes (8)	Equity (9)	Stock (10)	Stock (11)	Stock (12)	Forma (13)

Net income	$70,001	$(48,410)	$1,348	$1,443	$6,621	$665	$11,757	$209	$183	$-	$-	$-	$43,817
Operations held for investment:
Depreciation and amortization	137,476	-	714	3,698	10,032	-	8,520	-	-	-	-	-	160,440
Amortization of lease intangibles	4,112	-	-	-	-	-	-	-	-	-	-	-	4,112
Interest expense	72,239	-	-	2,647	-	-	-	(165)	-	-	-	-	74,721
Income tax provision	8,145	-	-	-	-	-	-	-	-	-	-	-	8,145
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(4,013)	-	-	-	-	-	-	-	-	-	-	-	(4,013)
Depreciation and amortization	(3,956)	-	-	-	-	-	-	-	-	-	-	-	(3,956)
Interest expense	(2,341)	-	-	-	-	-	-	-	-	-	-	-	(2,341)
Discontinued operations:
Interest expense	99	(99)	-	-	-	-	-	-	-	-	-	-	-
EBITDA	281,762	(48,509)	2,062	7,788	16,653	665	20,277	44	183	-	-	-	280,925

Operations held for investment:
Amortization of deferred stock compensation	4,858	-	-	-	-	-	-	-	-	-	-	-	4,858
Amortization of favorable and unfavorable contracts, net	320	-	-	-	-	-	-	-	-	-	-	-	320
Non-cash straightline lease expense	2,055	-	-	-	-	-	-	-	-	-	-	-	2,055
Capital lease obligation interest - cash ground rent	(1,404)	-	-	-	-	-	-	-	-	-	-	-	(1,404)
Gain on sale of assets	(12)	-	-	-	-	-	-	-	-	-	-	-	(12)
Loss on extinguishment of debt	44	-	-	-	-	-	-	(44)	-	-	-	-	-
Closing costs - completed acquisitions	1,678	-	-	-	-	-	-	-	-	-	-	-	1,678
Lawsuit settlement costs	358	-	-	-	-	-	-	-	-	-	-	-	358
Prior year property tax assessments, net	106	-	-	-	-	-	-	-	-	-	-	-	106
Non-controlling interests:
Non-cash straightline lease expense	(450)	-	-	-	-	-	-	-	-	-	-	-	(450)
Discontinued operations:
Gain on sale of assets	(51,620)	51,620	-	-	-	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	3,115	(3,115)	-	-	-	-	-	-	-	-	-	-	-
	(40,952)	48,505	-	-	-	-	-	(44)	-	-	-	-	7,509

Adjusted EBITDA	$240,810	$(4)	$2,062	$7,788	$16,653	$665	$20,277	$-	$183	$-	$-	$-	$288,434

*Footnotes on following page

CORPORATE FINANCIAL INFORMATION	Page 22

Supplemental Financial Information – Unaudited August 7, 2014

Reconciliation of Pro Forma Net Income to FFO and Adjusted FFO

Available to Common Stockholders

FY 2013

	Year Ended December 31, 2013
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Acquisition:	Repurchase:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hilton	Boston	Hyatt Regency	Fairmont Newport	Marriott	Exchangeable	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	New Orleans (3)	Park Plaza (4)	San Francisco (5)	Beach Land (6)	Wailea (7)	Senior Notes (8)	Equity (9)	Stock (10)	Stock (11)	Stock (12)	Forma (13)

Net income	$70,001	$(48,410)	$1,348	$1,443	$6,621	$665	$11,757	$209	$183	$-	$-	$-	$43,817
Operations held for investment:
Real estate depreciation and amortization	136,047	-	714	3,698	10,032	-	8,520	-	-	-	-	-	159,011
Amortization of lease intangibles	4,112	-	-	-	-	-	-	-	-	-	-	-	4,112
Gain on sale of assets	(12)	-	-	-	-	-	-	-	-	-	-	-	(12)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(4,013)	-	-	-	-	-	-	-	-	-	-	-	(4,013)
Real estate depreciation and amortization	(3,956)	-	-	-	-	-	-	-	-	-	-	-	(3,956)
Discontinued operations:
Gain on sale of assets	(51,620)	51,620	-	-	-	-	-	-	-	-	-	-	-
FFO	150,559	3,210	2,062	5,141	16,653	665	20,277	209	183	-	-	-	198,959

Operations held for investment:
Preferred stock dividends and redemption charges	(19,013)	-	-	-	-	-	-	-	-	-	6,991	2,822	(9,200)
Amortization of favorable and unfavorable contracts, net	320	-	-	-	-	-	-	-	-	-	-	-	320
Non-cash straightline lease expense	2,055	-	-	-	-	-	-	-	-	-	-	-	2,055
Non-cash interest related to gain on derivatives, net	(525)	-	-	-	-	-	-	-	-	-	-	-	(525)
Loss on extinguishment of debt	44	-	-	-	-	-	-	(44)	-	-	-	-	-
Closing costs - completed acquisitions	1,678	-	-	-	-	-	-	-	-	-	-	-	1,678
Lawsuit settlement costs	358	-	-	-	-	-	-	-	-	-	-	-	358
Prior year property tax assessments, net	106	-	-	-	-	-	-	-	-	-	-	-	106
Income tax provision	8,145	-	-	-	-	-	-	-	-	-	-	-	8,145
Preferred stock redemption charges	4,770	-	-	-	-	-	-	-	-	-	(4,641)	(129)	-
Non-controlling interests:
Non-cash straightline lease expense	(450)	-	-	-	-	-	-	-	-	-	-	-	(450)
Non-cash interest related to loss on derivative, net	(3)	-	-	-	-	-	-	-	-	-	-	-	(3)
Discontinued operations:
Loss on extinguishment of debt	3,115	(3,115)	-	-	-	-	-	-	-	-	-	-	-
	600	(3,115)	-	-	-	-	-	(44)	-	-	2,350	2,693	2,484

Adjusted FFO available to common stockholders	$151,159	$95	$2,062	$5,141	$16,653	$665	$20,277	$165	$183	$-	$2,350	$2,693	$201,443

FFO per diluted share	$0.93												$0.98

Adjusted FFO available to common stockholders per diluted share	$0.93												$0.99

Basic weighted average shares outstanding	161,784									41,157			202,941
Shares associated with unvested restricted stock awards	467									-			467
Diluted weighted average shares outstanding	162,251									41,157			203,408

(1)	Actual represents the Company’s ownership results for the 29 hotels in which the Company has interests as of December 31, 2013.
(2)

Discontinued Operations represents the ownership results for the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility which were sold in January 2013.

(3)

Acquisition: Hilton New Orleans St. Charles represents prior ownership results for the hotel which was acquired by the Company on May 1, 2013, adjusted for the Company’s pro forma depreciation expense.

(4)

Acquisition: Boston Park Plaza represents prior ownership results for the hotel which was acquired by the Company on July 2, 2013, adjusted for the Company’s pro forma depreciation and interest expense.

(5)

Acquisition: Hyatt Regency San Francisco represents prior ownership results for the hotel which was acquired by the Company on December 2, 2013, adjusted for the Company’s pro forma depreciation expense.

(6)

Acquisition: Fairmont Newport Beach Land represents the reduction in ground lease expense payable to a third party due to the Company’s acquisition of approximately seven acres of land underlying the hotel on June 2, 2014.

(7)	Acquisition: Marriott Wailea represents prior ownership results for the hotel which was acquired by the Company on July 17, 2014, adjusted for the Company’s pro forma depreciation expense.
(8)

Repurchase: Exchangeable Senior Notes represents interest, accretion of discount, deferred finance fee amortization and loss on extinguishment of debt related to the Company’s repurchase of the remaining $58.0 million balance of its 4.6% Exchangeable Senior Notes in January 2013.

(9)

Investment: Preferred Equity represents the 11% dividend on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(10)

Issuance: Common Stock represents the 25,300,000 shares, the 20,000,000 shares and the 18,000,000 shares issued by the Company in connection with common stock offerings in February 2013, November 2013 and June 2014, respectively. It also includes the 99,460 shares issued in connection with the Company’s ATM program in March 2014, along with the 4,034,970 shares issued directly to the seller of the Marriott Wailea in July 2014.

(11)

Redemption: Series A Preferred Stock represents the dividends paid, as well as the redemption charge incurred, by the Company on the 7,050,000 shares of its 8.0% cumulative redeemable preferred stock redeemed by the Company in March 2013.

(12)

Redemption: Series C Preferred Stock represents the dividends paid, as well as the redemption charge incurred, by the Company on the 4,102,564 shares of its 6.45% cumulative convertible redeemable preferred stock redeemed by the Company in May 2013.

(13)

Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 30 hotel portfolio and land acquisition, as well as the effects of the Exchangeable Senior Note repurchase and Preferred Equity Investment in January 2013, the common stock issuances in February 2013, November 2013, March 2014, June 2014, and July 2014, along with the Series A and Series C Preferred Stock redemptions in March 2013 and May 2013, respectively.

CORPORATE FINANCIAL INFORMATION	Page 23

Supplemental Financial Information – Unaudited August 7, 2014

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 24

Supplemental Financial Information – Unaudited August 7, 2014

Earnings Guidance for Q3 and FY 2014

The Company is providing guidance at this time, but does not undertake to make updates for any unanticipated developments in its business or changes in the operating environment.  Achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission.  The Company’s guidance does not take into account the impact of any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, prior-year property tax assessments and/or credits, debt repurchases or unannounced financings during 2014.

For the third quarter of 2014, the Company expects:

Metric	Quarter Ended September 30, 2014 Guidance
Comparable Hotel RevPAR Growth	+4.0% - 5.5%
Net Income ($ millions)	$26 - $29
Adjusted EBITDA ($ millions)	$83 - $86
Adjusted FFO Available to Common Stockholders ($ millions)	$61 - $64
Adjusted FFO Available to Common Stockholders per Diluted Share	$0.30 - $0.32
Diluted Weighted Average Shares Outstanding	203,400,000

For the full year 2014, the Company expects:

Metric	Prior 2014 FY Guidance (1)	Impact of Equity Offering and Marriott Wailea Acquisition	Adjusted Prior 2014 FY Guidance	2014 FY Guidance	Change in 2014 FY Guidance Midpoint
Comparable Hotel RevPAR Growth	+4.5% - 6.5%	(0.25%)	+4.25% - 6.25%	+4.5% - 6.5%	+0.25%
Net Income ($ millions)	$66 - $81	$2 - $3	$68 - $84	$73 - $84	+$2.5
Adjusted EBITDA ($ millions)	$281 - $296	$6 - $8	$287 - $304	$296 - $307	+$6.0
Adjusted FFO Available to Common Stockholders ($ millions)	$196 - $211	$6 - $8	$202 - $219	$211 - $222	+$6.0
Adjusted FFO Available to Common Stockholders per Diluted Share	$1.07 - $1.16	($0.04 - $0.03)	$1.03 - $1.13	$1.09 - $1.14	+$0.03
Diluted Weighted Average Shares Outstanding	182,100,000	11,400,000	193,500,000	193,500,000	-

(1) Reflects guidance presented on May 5, 2014.

EARNINGS GUIDANCE	Page 25

Supplemental Financial Information – Unaudited August 7, 2014

Earnings Guidance for Q3 and FY 2014

Third quarter and full year 2014 guidance are based in part on the following assumptions:

•                  Full year comparable hotel EBITDA margin expansion of approximately 50 to 125 basis points (an increase of 12.5 bps over the midpoint of prior guidance).

•                  Full year corporate overhead expense (excluding stock amortization and one-time expenses related to future acquisition closing costs) of approximately $21 million to $22 million.

•                  Full year interest expense of approximately $69 million, including $3 million in amortization of deferred financing fees.

•                  Full year preferred dividends of $9.2 million for the Series D cumulative redeemable preferred stock.

EARNINGS GUIDANCE	Page 26

Supplemental Financial Information – Unaudited August 7, 2014

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO

Available to Common Stockholders

Q3 and FY 2014

Reconciliation of Net Income to Adjusted EBITDA

	Quarter Ended		Year Ended
	September 30, 2014		December 31, 2014
(In thousands, except per share data)	Low	High	Low	High
Net income	$26,300	$29,300	$72,800	$83,800
Depreciation and amortization	40,050	40,050	156,200	156,200
Amortization of lease intangibles	1,000	1,000	4,000	4,000
Interest expense	17,000	17,000	69,500	69,500
Income tax provision	300	300	1,000	1,000
Non-controlling interests	(3,300)	(3,300)	(12,000)	(12,000)
Amortization of deferred stock compensation	1,800	1,800	6,000	6,000
Non-cash straightline lease expense	600	600	2,800	2,800
Capital lease obligation interest - cash ground rent	(350)	(350)	(1,400)	(1,400)
Prior year property tax adjustments, net	-	-	(2,900)	(2,900)
Adjusted EBITDA	$83,400	$86,400	$296,000	$307,000

Reconciliation of Net Income to Adjusted FFO Available to Common Stockholders

Net income	$26,300	$29,300	$72,800	$83,800
Preferred stock dividends	(2,300)	(2,300)	(9,200)	(9,200)
Real estate depreciation and amortization	38,000	38,000	154,000	154,000
Non-controlling interests	(2,500)	(2,500)	(11,000)	(11,000)
Amortization of lease intangibles	1,000	1,000	4,000	4,000
Non-cash straightline lease expense	600	600	2,800	2,800
Prior year property tax adjustments, net	-	-	(2,900)	(2,900)
Adjusted FFO available to common stockholders	$61,100	$64,100	$210,500	$221,500

Adjusted FFO available to common stockholders per diluted share	$0.30	$0.32	$1.09	$1.14

Diluted weighted average shares outstanding	203,400	203,400	193,500	193,500

EARNINGS GUIDANCE	Page 27

Supplemental Financial Information – Unaudited August 7, 2014

CAPITALIZATION

CAPITALIZATION	Page 28

Supplemental Financial Information – Unaudited August 7, 2014

Comparative Capitalization

Q2 2014 – Q2 2013

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
(In thousands, except per share data)	2014	2014	2013	2013	2013

Common Share Price & Dividends
At the end of the quarter	$14.93	$13.73	$13.40	$12.74	$12.08
High during quarter ended	$15.25	$14.00	$14.06	$13.49	$13.09
Low during quarter ended	$13.22	$12.46	$12.50	$11.87	$11.14
Common dividends per share	$0.05	$0.05	$0.05	$0.05	$-

Common Shares & Units
Common shares outstanding (1)	205,432	183,349	182,868	182,871	162,871
Units outstanding	-	-	-	-	-
Total common shares and units outstanding	205,432	183,349	182,868	182,871	162,871

Capitalization
Market value of common equity	$3,067,094	$2,517,379	$2,450,431	$2,329,777	$1,967,482
Liquidation value of preferred equity - Series D	115,000	115,000	115,000	115,000	115,000
Consolidated debt (2)	1,392,422	1,398,402	1,404,075	1,410,357	1,415,387
Consolidated total capitalization	4,574,516	4,030,781	3,969,506	3,855,134	3,497,869

Non-controlling interest in consolidated debt	(57,435)	(57,650)	(57,863)	(58,072)	(58,278)
Pro rata total capitalization	$4,517,081	$3,973,131	$3,911,643	$3,797,062	$3,439,591

Consolidated debt to total capitalization	30.4%	34.7%	35.4%	36.6%	40.5%
Pro rata debt to pro rata total capitalization	29.6%	33.7%	34.4%	35.6%	39.5%
Consolidated debt and preferred equity to total capitalization	33.0%	37.5%	38.3%	39.6%	43.8%
Pro rata debt and preferred equity to total capitalization	32.1%	36.6%	37.4%	38.6%	42.8%

(1)

Reflects shares outstanding at respective dates. Common shares outstanding at June 30, 2014 includes the effects of the Company’s direct issuance of 4,034,970 shares to the seller of the Marriott Wailea in July 2014. Common shares outstanding at September 30, 2013 includes the effects of the Company’s issuance of 20,000,000 shares in November 2013.

(2)	Consolidated debt at June 30, 2013 includes $119.2 million of debt assumed in connection with the acquisition of the Boston Park Plaza in July 2013.

CAPITALIZATION	Page 29

Supplemental Financial Information – Unaudited August 7, 2014

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	June 30, 2014	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Marriott Houston	5.34%	5/1/2015	$21,286	$20,706
Secured Mortgage Debt	Marriott Park City	5.34%	5/1/2015	13,876	13,498
Secured Mortgage Debt	Marriott Philadelphia	5.34%	5/1/2015	25,142	24,457
Secured Mortgage Debt	Marriott Tysons Corner	5.34%	5/1/2015	41,536	40,404
Secured Mortgage Debt	JW Marriott New Orleans	5.45%	9/1/2015	39,227	38,174
Secured Mortgage Debt	Renaissance Harborplace	5.13%	1/1/2016	90,661	85,227
Secured Mortgage Debt	Hilton North Houston	5.66%	3/11/2016	31,528	30,579
Secured Mortgage Debt	Renaissance Orlando at SeaWorld®	5.52%	7/1/2016	77,023	72,418
Secured Mortgage Debt	Embassy Suites Chicago	5.58%	3/1/2017	70,300	65,756
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	4/11/2017	176,000	176,000
Secured Mortgage Debt	Boston Park Plaza	4.40%	2/1/2018	117,428	109,813
Secured Mortgage Debt	Embassy Suites La Jolla	6.60%	6/1/2019	67,461	62,284
Secured Mortgage Debt	Hilton Times Square	4.97%	11/1/2020	87,496	76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	5/1/2021	125,363	106,855
Total Fixed Rate Debt				984,327	922,316
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 3.25%	4/15/2016	229,740	223,330
Secured Mortgage Debt	Doubletree Guest Suites Times Square	L + 3.25%	10/7/2018	178,355	167,738
Credit Facility	Unsecured	L + 1.75% - 3.50%	11/1/2015	-	-
Total Variable Rate Debt				408,095	391,068

TOTAL CONSOLIDATED DEBT				$1,392,422	$1,313,384

Preferred Stock
Series D cumulative redeemable preferred		8.00%	perpetual	$115,000

Debt Statistics
% Fixed Rate Debt				70.7%
% Floating Rate Debt				29.3%
Average Interest Rate (1)				4.85%
Weighted Average Maturity of Debt				3.2 years

(1)   Average Interest Rate on variable-rate debt obligations is calculated based on the variable rates at June 30, 2014 and includes the effect of the Company’s interest rate derivative agreements.

CAPITALIZATION	Page 30

Supplemental Financial Information – Unaudited August 7, 2014

Consolidated Amortization and Debt Maturity Schedule

(1)  Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the June 30, 2014 pro rata total capitalization as presented on page 29.

CAPITALIZATION	Page 31

Supplemental Financial Information – Unaudited August 7, 2014

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 32

Supplemental Financial Information – Unaudited August 7, 2014

Property-Level Data

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	8.32%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,054	7.37%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	5.64%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	803	5.61%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld® (2)	Florida	Marriott	781	5.46%	100%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	4.35%	100%	Leasehold	2085	2005
7	Marriott Wailea	Hawaii	Marriott	544	3.80%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	499	3.49%	100%	Fee Simple		2007
9	JW Marriott New Orleans (3)	Louisiana	Marriott	496	3.47%	100%	Leasehold	2081	2011
10	Hilton North Houston	Texas	Hilton	480	3.36%	100%	Fee Simple		2002
11	Doubletree Guest Suites Times Square	New York	Hilton	468	3.27%	100%	Leasehold	2127	2011
12	Marriott Quincy	Massachusetts	Marriott	464	3.24%	100%	Fee Simple		2007
13	Hilton Times Square	New York	Hilton	460	3.22%	100%	Leasehold	2091	2006
14	Fairmont Newport Beach	California	Fairmont	444	3.10%	100%	Fee Simple		2005
15	Hyatt Chicago Magnificent Mile	Illinois	Hyatt	419	2.93%	100%	Leasehold	2097	2012
16	Marriott Boston Long Wharf	Massachusetts	Marriott	412	2.88%	100%	Fee Simple		2007
17	Hyatt Regency Newport Beach	California	Hyatt	407	2.85%	100%	Leasehold	2048	2002
18	Marriott Tysons Corner	Virginia	Marriott	396	2.77%	100%	Fee Simple		2002
19	Marriott Houston	Texas	Marriott	390	2.73%	100%	Fee Simple		2002
20	Renaissance Long Beach	California	Marriott	374	2.61%	100%	Fee Simple		2005
21	Embassy Suites Chicago	Illinois	Hilton	368	2.57%	100%	Fee Simple		2002
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	2.52%	100%	Fee Simple		2012
23	Renaissance Westchester	New York	Marriott	348	2.43%	100%	Fee Simple		2010
24	Embassy Suites La Jolla	California	Hilton	340	2.38%	100%	Fee Simple		2006
25	Marriott Philadelphia	Pennsylvania	Marriott	289	2.02%	100%	Fee Simple		2002
26	Hilton New Orleans St. Charles	Louisiana	Hilton	250	1.75%	100%	Fee Simple		2013
27	Marriott Portland	Oregon	Marriott	249	1.74%	100%	Fee Simple		2000
28	Sheraton Cerritos	California	Sheraton	203	1.42%	100%	Leasehold	2087	2005
29	Marriott Park City	Utah	Marriott	199	1.39%	100%	Fee Simple		1999
30	Courtyard by Marriott Los Angeles	California	Marriott	187	1.31%	100%	Leasehold	2096	1999

	Total pro forma portfolio			14,304	100%

	(1)	Assumes the full exercise of all lease extensions.
	(2)	Reflects 100% economic interest in the Renaissance Orlando at SeaWorld®.
	(3)

Hotel is subject to a ground lease that expires in 2081.  In addition, it is also subject to a municipal air rights lease that matures in 2044 that applies only to certain balcony space and is not integral to the hotel operation.

PROPERTY-LEVEL DATA	Page 33

Supplemental Financial Information – Unaudited August 7, 2014

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 34

Supplemental Financial Information – Unaudited August 7, 2014

Property-Level Operating Statistics

Q2 2014/2013

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended June 30,			For the Three Months Ended June 30,			For the Three Months Ended June 30,
		2014	2013	Variance	2014	2013	Variance	2014	2013	Variance
1	Hilton San Diego Bayfront	$221.12	$209.31	5.6%	88.4%	86.2%	2.6%	$195.47	$180.43	8.3%
2	Boston Park Plaza (1)	198.58	183.11	8.4%	94.8%	94.1%	0.7%	188.25	172.31	9.3%
3	Renaissance Washington DC	206.55	233.11	-11.4%	86.6%	86.1%	0.6%	178.87	200.71	-10.9%
4	Hyatt Regency San Francisco (1) (2)	263.88	239.36	10.2%	85.1%	92.9%	-8.4%	224.56	222.37	1.0%
5	Renaissance Orlando at SeaWorld ®	146.55	140.40	4.4%	78.3%	78.7%	-0.5%	114.75	110.49	3.8%
6	Renaissance Harborplace	176.31	169.89	3.8%	84.6%	80.4%	5.2%	149.16	136.59	9.2%
7	Marriott Wailea (1)	249.21	252.48	-1.3%	77.3%	75.7%	2.1%	192.64	191.13	0.8%
8	Renaissance Los Angeles Airport	129.81	116.27	11.6%	90.7%	87.0%	4.3%	117.74	101.15	16.4%
9	JW Marriott New Orleans	194.11	186.01	4.4%	82.9%	79.3%	4.5%	160.92	147.51	9.1%
10	Hilton North Houston	116.16	104.80	10.8%	86.2%	86.8%	-0.7%	100.13	90.97	10.1%
11	Doubletree Guest Suites Times Square	369.96	382.40	-3.3%	98.1%	97.8%	0.3%	362.93	373.99	-3.0%
12	Marriott Quincy	157.90	152.18	3.8%	86.7%	79.7%	8.8%	136.90	121.29	12.9%
13	Hilton Times Square (2)	335.83	331.71	1.2%	99.8%	96.9%	3.0%	335.16	321.43	4.3%
14	Fairmont Newport Beach	150.97	141.35	6.8%	82.0%	77.7%	5.5%	123.80	109.83	12.7%
15	Hyatt Chicago Magnificent Mile (2)	224.14	211.47	6.0%	79.3%	64.5%	22.9%	177.74	136.40	30.3%
16	Marriott Boston Long Wharf	320.60	295.83	8.4%	91.1%	89.2%	2.1%	292.07	263.88	10.7%
17	Hyatt Regency Newport Beach (2)	161.68	144.34	12.0%	84.3%	77.1%	9.3%	136.30	111.29	22.5%
18	Marriott Tysons Corner	147.51	161.47	-8.6%	85.8%	73.0%	17.5%	126.56	117.87	7.4%
19	Marriott Houston	121.05	109.40	10.6%	82.3%	83.3%	-1.2%	99.62	91.13	9.3%
20	Renaissance Long Beach	150.11	151.75	-1.1%	81.6%	80.0%	2.0%	122.49	121.40	0.9%
21	Embassy Suites Chicago	228.08	212.58	7.3%	92.6%	93.0%	-0.4%	211.20	197.70	6.8%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile	198.81	198.11	0.4%	89.4%	92.1%	-2.9%	177.74	182.46	-2.6%
23	Renaissance Westchester (2)	144.75	143.42	0.9%	84.5%	65.7%	28.6%	122.31	94.23	29.8%
24	Embassy Suites La Jolla	170.54	158.74	7.4%	87.2%	86.5%	0.8%	148.71	137.31	8.3%
25	Marriott Philadelphia	170.74	175.57	-2.8%	79.4%	78.6%	1.0%	135.57	138.00	-1.8%
26	Hilton New Orleans St. Charles (1)	166.52	159.03	4.7%	81.6%	81.9%	-0.4%	135.88	130.25	4.3%
27	Marriott Portland	180.84	164.33	10.0%	87.9%	89.7%	-2.0%	158.96	147.40	7.8%
28	Sheraton Cerritos	133.81	120.09	11.4%	89.9%	90.3%	-0.4%	120.30	108.44	10.9%
29	Marriott Park City	107.36	103.20	4.0%	48.3%	49.5%	-2.4%	51.85	51.08	1.5%
30	Courtyard by Marriott Los Angeles	152.66	142.89	6.8%	97.1%	96.5%	0.6%	148.23	137.89	7.5%

	Pro Forma Comparable Portfolio (1)	$199.99	$193.72	3.2%	86.2%	84.1%	2.5%	$172.39	$162.92	5.8%

	Comparable Portfolio (3)	$198.26	$191.63	3.5%	86.6%	84.4%	2.6%	$171.69	$161.74	6.2%

(1)

Pro Forma Comparable Portfolio includes all 29 hotels held for investment by the Company as of June 30, 2014, plus the Marriott Wailea acquired on July 17, 2014. Includes prior ownership results for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, the Hyatt Regency San Francisco acquired on December 2, 2013, and the Marriott Wailea.

(2)

Operating statistics for the second quarter of 2014 are impacted by a major room and public space renovation at the Hyatt Regency San Francisco. Operating statistics for the second quarter of 2013 are impacted by major room renovations at the following hotels: the Hilton Times Square; the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester.

(3)	Comparable Portfolio includes the Pro Forma Comparable Portfolio, minus the Marriott Wailea acquired on July 17, 2014.

PROPERTY-LEVEL OPERATING STATISTICS	Page 35

Supplemental Financial Information – Unaudited August 7, 2014

Property-Level Operating Statistics

YTD 2014/2013

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Six Months Ended June 30,			For the Six Months Ended June 30,			For the Six Months Ended June 30,
		2014	2013	Variance	2014	2013	Variance	2014	2013	Variance
1	Hilton San Diego Bayfront	$218.14	$207.49	5.1%	88.6%	83.4%	6.2%	$193.27	$173.05	11.7%
2	Boston Park Plaza (1)	164.87	159.88	3.1%	84.0%	79.4%	5.8%	138.49	126.94	9.1%
3	Renaissance Washington DC	210.04	224.97	-6.6%	81.6%	79.8%	2.3%	171.39	179.53	-4.5%
4	Hyatt Regency San Francisco (1) (2)	261.24	236.54	10.4%	77.4%	84.4%	-8.3%	202.20	199.64	1.3%
5	Renaissance Orlando at SeaWorld ®	157.58	150.28	4.9%	79.8%	80.4%	-0.7%	125.75	120.83	4.1%
6	Renaissance Harborplace	165.40	159.97	3.4%	72.2%	70.9%	1.8%	119.42	113.42	5.3%
7	Marriott Wailea (1)	265.68	265.29	0.1%	85.7%	84.8%	1.1%	227.69	224.97	1.2%
8	Renaissance Los Angeles Airport	127.08	114.85	10.6%	91.4%	87.5%	4.5%	116.15	100.49	15.6%
9	JW Marriott New Orleans	204.95	198.96	3.0%	82.2%	82.3%	-0.1%	168.47	163.74	2.9%
10	Hilton North Houston	117.49	102.98	14.1%	85.6%	87.3%	-1.9%	100.57	89.90	11.9%
11	Doubletree Guest Suites Times Square	315.78	328.18	-3.8%	96.4%	97.0%	-0.6%	304.41	318.33	-4.4%
12	Marriott Quincy	151.33	148.53	1.9%	74.3%	69.5%	6.9%	112.44	103.23	8.9%
13	Hilton Times Square (2)	290.57	300.83	-3.4%	99.5%	81.1%	22.7%	289.12	243.97	18.5%
14	Fairmont Newport Beach	149.87	141.55	5.9%	80.8%	74.6%	8.3%	121.09	105.60	14.7%
15	Hyatt Chicago Magnificent Mile (2)	190.71	167.76	13.7%	64.7%	56.8%	13.9%	123.39	95.29	29.5%
16	Marriott Boston Long Wharf	274.61	254.86	7.7%	85.6%	84.0%	1.9%	235.07	214.08	9.8%
17	Hyatt Regency Newport Beach (2)	155.48	137.74	12.9%	84.7%	67.3%	25.9%	131.69	92.70	42.1%
18	Marriott Tysons Corner	148.58	163.59	-9.2%	78.4%	65.5%	19.7%	116.49	107.15	8.7%
19	Marriott Houston	120.89	106.82	13.2%	81.5%	83.1%	-1.9%	98.53	88.77	11.0%
20	Renaissance Long Beach (2)	149.93	151.06	-0.7%	74.3%	78.3%	-5.1%	111.40	118.28	-5.8%
21	Embassy Suites Chicago	185.64	182.61	1.7%	84.9%	82.8%	2.5%	157.61	151.20	4.2%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (2)	166.64	165.92	0.4%	72.9%	82.0%	-11.1%	121.48	136.05	-10.7%
23	Renaissance Westchester (2)	141.97	138.43	2.6%	75.5%	56.5%	33.6%	107.19	78.21	37.0%
24	Embassy Suites La Jolla	166.54	159.89	4.2%	85.4%	83.7%	2.0%	142.23	133.83	6.3%
25	Marriott Philadelphia	165.74	169.02	-1.9%	73.1%	69.0%	5.9%	121.16	116.62	3.9%
26	Hilton New Orleans St. Charles (1)	178.35	168.38	5.9%	80.9%	83.4%	-3.0%	144.29	140.43	2.7%
27	Marriott Portland	166.18	152.76	8.8%	84.7%	79.5%	6.5%	140.75	121.44	15.9%
28	Sheraton Cerritos	129.56	118.69	9.2%	91.3%	91.4%	-0.1%	118.29	108.48	9.0%
29	Marriott Park City	179.06	173.09	3.4%	65.5%	66.0%	-0.8%	117.28	114.24	2.7%
30	Courtyard by Marriott Los Angeles	151.87	142.39	6.7%	97.3%	95.5%	1.9%	147.77	135.98	8.7%

	Pro Forma Comparable Portfolio (1)	$190.39	$184.68	3.1%	82.3%	79.3%	3.8%	$156.69	$146.45	7.0%

	Pro Forma Comparable Portfolio - Marriott Adjusted (3)	$190.39	$184.94	2.9%	82.3%	79.3%	3.8%	$156.69	$146.66	6.8%

	Comparable Portfolio (4)	$187.29	$181.28	3.3%	82.2%	79.1%	3.9%	$153.95	$143.39	7.4%

	Comparable Portfolio - Marriott Adjusted (3)	$187.29	$181.53	3.2%	82.2%	79.1%	3.9%	$153.95	$143.59	7.2%

(1)

Pro Forma Comparable Portfolio includes all 29 hotels held for investment by the Company as of June 30, 2014, plus the Marriott Wailea acquired on July 17, 2014. Includes prior ownership results for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, the Hyatt Regency San Francisco acquired on December 2, 2013, and the Marriott Wailea.

(2)

Operating statistics for the first six months of 2014 are impacted by major room and public space renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach. Operating statistics for the first six months of 2013 are impacted by major room renovations at the following hotels: the Hilton Times Square; the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester.

(3)

Pro Forma Comparable Portfolio Adjusted for Change in Marriott Calendar and Comparable Portfolio Adjusted for Change in Marriott Calendar include the effects of removing three additional days (December 29, 2012 through December 31, 2012) from Marriott’s fiscal 2013 calendar for the Company’s ten Marriott-managed hotels.

(4)	Comparable Portfolio includes the Pro Forma Comparable Portfolio, minus the Marriott Wailea acquired on July 17, 2014.

PROPERTY-LEVEL OPERATING STATISTICS	Page 36

Supplemental Financial Information – Unaudited August 7, 2014

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 37

Supplemental Financial Information – Unaudited August 7, 2014

Operating Statistics by Brand

Q2 & YTD 2014/2013

		For the Three Months Ended June 30,
		2014			2013

	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	16	83.4%	$178.11	$148.54	80.2%	$176.56	$141.60	4.9%
Hilton (2)	8	90.6%	$234.27	$212.25	89.9%	$226.74	$203.84	4.1%
Hyatt (3)	3	83.4%	$228.33	$190.43	81.7%	$211.29	$172.62	10.3%
Other (4)	3	90.9%	$179.72	$163.37	89.4%	$166.13	$148.52	10.0%

Pro Forma Comparable Portfolio (5)	30	86.2%	$199.99	$172.39	84.1%	$193.72	$162.92	5.8%

Comparable Portfolio (6)	29	86.6%	$198.26	$171.69	84.4%	$191.63	$161.74	6.2%

		For the Six Months Ended June 30,
		2014			2013

	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	16	80.2%	$178.35	$143.04	77.5%	$175.62	$136.11	5.1%
Hilton (2)	8	87.9%	$214.96	$188.95	85.1%	$208.52	$177.45	6.5%
Hyatt (3)	3	76.0%	$216.31	$164.40	73.0%	$200.11	$146.08	12.5%
Other (4)	3	84.0%	$156.53	$131.49	79.6%	$149.77	$119.22	10.3%

Pro Forma Comparable Portfolio (5)	30	82.3%	$190.39	$156.69	79.3%	$184.68	$146.45	7.0%

Pro Forma Comparable Portfolio Adjusted for Change in Marriott Calendar (7)	30	82.3%	$190.39	$156.69	79.3%	$184.94	$146.66	6.8%

Comparable Portfolio (6)	29	82.2%	$187.29	$153.95	79.1%	$181.28	$143.39	7.4%

Comparable Portfolio Adjusted for Change in Marriott Calendar (7)	29	82.2%	$187.29	$153.95	79.1%	$181.53	$143.59	7.2%

(1)	Marriott includes prior ownership results for the Marriott Wailea acquired on July 17, 2014.

(2)	Hilton includes prior ownership results for the Hilton New Orleans St. Charles acquired on May 1, 2013.

(3)	Hyatt includes prior ownership results for the Hyatt Regency San Francisco acquired on December 2, 2013.

(4)	Other includes the Fairmont Newport Beach, the Sheraton Cerritos and the Boston Park Plaza. Includes prior ownership results for the Boston Park Plaza acquired on July 2, 2013.

(5)

Pro Forma Comparable Portfolio includes all 29 hotels held for investment by the Company as of June 30, 2014, plus the Marriott Wailea acquired on July 17, 2014. Includes prior ownership results for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, the Hyatt Regency San Francisco acquired on December 2, 2013, and the Marriott Wailea.

(6)	Comparable Portfolio includes the Pro Forma Comparable Portfolio, minus the Marriott Wailea acquired on July 17, 2014.

(7)

Pro Forma Comparable Portfolio Adjusted for Change in Marriott Calendar and Comparable Portfolio Adjusted for Change in Marriott Calendar include the effects of removing three additional days (December 29, 2012 through December 31, 2012) from Marriott’s fiscal 2013 calendar for the Company’s ten Marriott-managed hotels.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 38

Supplemental Financial Information – Unaudited August 7, 2014

Pro Forma Comparable Portfolio Property-Level Trailing 12 Month EBITDA Contribution
by Brand

Fairmont
1.8%
Sheraton
1.0%
Hyatt
8.5%
Marriott
45.3%
Hilton
37.7%
Renaissance 18.6%
Marriott 21.5%
JW Marriott 4.0%
Courtyard 1.2%
Hilton 23.0%
Doubletree 6.9%
Embassy Suites 5.8%
Hilton Garden Inn 2.0%
Hotels 16
Rooms 7,057
Hotels 8
Rooms 3,917
Independent
5.7%

Note: Includes 30 hotel Pro Forma Comparable Portfolio.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 39

Supplemental Financial Information – Unaudited August 7, 2014

Operating Statistics by Region
Q2 & YTD 2014/2013

		For the Three Months Ended June 30,
		2014			2013
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	9	86.8%	$189.24	$164.26	86.0%	$177.33	$152.50	7.7%
Other West (2)	5	78.9%	$164.32	$129.65	79.2%	$155.96	$123.52	5.0%
Midwest	3	86.7%	$217.29	$188.39	82.3%	$207.20	$170.53	10.5%
East (3)	13	87.8%	$212.76	$186.80	84.5%	$211.96	$179.11	4.3%

Pro Forma Comparable Portfolio (4)	30	86.2%	$199.99	$172.39	84.1%	$193.72	$162.92	5.8%

Comparable Portfolio (5)	29	86.6%	$198.26	$171.69	84.4%	$191.63	$161.74	6.2%

		For the Six Months Ended June 30,
		2014			2013
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	9	84.8%	$185.46	$157.27	82.2%	$174.55	$143.48	9.6%
Other West (2)	5	82.5%	$175.05	$144.42	82.4%	$165.01	$135.97	6.2%
Midwest	3	73.8%	$181.39	$133.87	73.1%	$172.54	$126.13	6.1%
East (3)	13	82.0%	$199.25	$163.39	77.6%	$199.10	$154.50	5.8%

Pro Forma Comparable Portfolio (4)	30	82.3%	$190.39	$156.69	79.3%	$184.68	$146.45	7.0%

Pro Forma Comparable Portfolio Adjusted for Change in Marriott Calendar (6)	30	82.3%	$190.39	$156.69	79.3%	$184.94	$146.66	6.8%

Comparable Portfolio (5)	29	82.2%	$187.29	$153.95	79.1%	$181.28	$143.39	7.4%

Comparable Portfolio Adjusted for Change in Marriott Calendar (6)	29	82.2%	$187.29	$153.95	79.1%	$181.53	$143.59	7.2%

(1)	California includes prior ownership results for the Hyatt Regency San Francisco acquired on December 2, 2013.
(2)	Other West includes prior ownership results for the Marriott Wailea acquired on July 17, 2014.
(3)	East includes prior ownership results for the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Boston Park Plaza acquired on July 2, 2013.
(4)

Pro Forma Comparable Portfolio includes all 29 hotels held for investment by the Company as of June 30, 2014, plus the Marriott Wailea acquired on July 17, 2014. Includes prior ownership results for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, the Hyatt Regency San Francisco acquired on December 2, 2013, and the Marriott Wailea.

(5)	Comparable Portfolio includes the Pro Forma Comparable Portfolio, minus the Marriott Wailea acquired on July 17, 2014.
(6)

Pro Forma Comparable Portfolio Adjusted for Change in Marriott Calendar and Comparable Portfolio Adjusted for Change in Marriott Calendar include the effects of removing three additional days (December 29, 2012 through December 31, 2012) from Marriott’s fiscal 2013 calendar for the Company’s ten Marriott-managed hotels.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 40

Supplemental Financial Information – Unaudited August 7, 2014

PROPERTY-LEVEL EBITDA & EBITDA MARGINS

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 41

Supplemental Financial Information – Unaudited August 7, 2014

Property-Level EBITDA

Q2 & YTD 2014/2013

	Hotels sorted by number of rooms	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	(In thousands)	2014	2013		2014	2013
		Hotel EBITDA (2)	Hotel EBITDA (2)	% Change	Hotel EBITDA (2)	Hotel EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1) (3)	$12,686	$11,351	12%	$27,589	$21,045	31%
2	Boston Park Plaza (5)	9,207	8,410	9%	8,371	7,788	7%
3	Renaissance Washington DC	6,943	8,735	-21%	12,156	14,389	-16%
4	Hyatt Regency San Francisco (3) (5)	5,715	5,593	2%	7,189	7,725	-7%
5	Renaissance Orlando at SeaWorld ®	5,231	4,036	30%	12,242	9,874	24%
6	Renaissance Harborplace	4,631	3,968	17%	5,943	5,071	17%
7	Marriott Wailea (5)	3,939	3,946	0%	10,760	10,995	-2%
8	Renaissance Los Angeles Airport	1,790	1,207	48%	3,502	2,471	42%
9	JW Marriott New Orleans	3,625	3,013	20%	7,859	7,532	4%
10	Hilton North Houston	1,582	1,151	37%	3,487	2,427	44%
11	Doubletree Guest Suites Times Square (1)	6,442	6,533	-1%	8,365	8,999	-7%
12	Marriott Quincy (4)	3,118	2,960	5%	3,811	3,812	0%
13	Hilton Times Square (4)	5,233	4,967	5%	7,017	4,870	44%
14	Fairmont Newport Beach (3)	1,877	1,476	27%	3,635	2,563	42%
15	Hyatt Chicago Magnificent Mile (4)	2,863	724	295%	1,556	(1,175)	232%
16	Marriott Boston Long Wharf	6,529	5,524	18%	8,878	7,933	12%
17	Hyatt Regency Newport Beach (3) (4)	2,119	1,472	44%	3,810	1,227	211%
18	Marriott Tysons Corner	2,004	1,930	4%	3,555	3,238	10%
19	Marriott Houston	1,138	1,037	10%	2,446	1,913	28%
20	Renaissance Long Beach (3)	1,674	1,824	-8%	2,567	3,418	-25%
21	Embassy Suites Chicago (3) (4)	4,007	3,254	23%	4,622	4,041	14%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3) (4)	3,028	2,836	7%	2,687	3,305	-19%
23	Renaissance Westchester (4)	1,202	582	107%	1,375	(396)	447%
24	Embassy Suites La Jolla	2,300	2,265	2%	4,253	4,127	3%
25	Marriott Philadelphia	1,711	1,790	-4%	2,301	2,505	-8%
26	Hilton New Orleans St. Charles (5)	1,515	1,328	14%	3,255	2,763	18%
27	Marriott Portland	1,999	1,785	12%	3,337	2,645	26%
28	Sheraton Cerritos	1,003	870	15%	1,840	1,758	5%
29	Marriott Park City	(157)	(132)	-19%	1,690	1,715	-1%
30	Courtyard by Marriott Los Angeles (3)	1,039	914	14%	2,027	1,772	14%

	Pro Forma Comparable Portfolio (5)	$105,993	$95,349	11%	$172,125	$150,350	14%

	Comparable Portfolio (6)	$102,054	$91,403	12%	$161,365	$139,355	16%

	(1)	Reflects 100% ownership.
	(2)	Reconciliations to Net Income (Loss) provided on pages 47, 48, 50 and 51.
	(3)

Hotel EBITDA for the second quarter of 2014 is impacted by a major room and public space renovation at the Hyatt Regency San Francisco. Hotel EBITDA for the second quarter of 2014 is also impacted by a total of $0.4 million in property tax credits (assessments) received at the following hotels: Courtyard by Marriott Los Angeles $(7,000); Embassy Suites Chicago $162,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $195,000; and Hyatt Regency Newport Beach $3,000. Hotel EBITDA for the first six months of 2014 is impacted by major room and public space renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach. Hotel EBITDA for the first six months of 2014 is also impacted by a total of $3.2 million in property tax credits (assessments) net of appeal fees as applicable received at the following hotels: Courtyard by Marriott Los Angeles $(7,000); Embassy Suites Chicago $174,000; Fairmont Newport Beach $83,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $195,000; Hilton San Diego Bayfront $2.8 million; and Hyatt Regency Newport Beach $3,000.

	(4)

Hotel EBITDA for both the second quarter and first six months of 2013 is impacted by major room renovations at the following hotels: Hilton Times Square; Hyatt Chicago Magnificent Mile; Hyatt Regency Newport Beach; and Renaissance Westchester. Hotel EBITDA for both the second quarter and first six months of 2013 is also impacted by a total of $(0.1) million in property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $(168,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); Hyatt Chicago Magnificent Mile $(223,000); and Marriott Quincy $376,000.

	(5)

Pro Forma Comparable Portfolio includes all 29 hotels held for investment by the Company as of June 30, 2014, plus the Marriott Wailea acquired on July 17, 2014. Includes the Company’s ownership results and prior ownership results for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, the Hyatt Regency San Francisco acquired on December 2, 2013, and the Marriott Wailea. Prior ownership for the Boston Park Plaza includes management fees reported at the prior owner’s expense of 4.0% of total revenues. Based on the Company’s current contract with the hotel’s third-party manager which assesses management fees at 2.5%, the hotel’s EBITDA would have been $8.7 million and $8.3 million for the three and six months ended June 30, 2013, respectively.

	(6)	Comparable Portfolio includes the Pro Forma Comparable Portfolio, minus the Marriott Wailea.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 42

Supplemental Financial Information – Unaudited August 7, 2014

Property-Level EBITDA Margins
Q2 & YTD 2014/2013

	Hotels sorted by number of rooms	For the Three Months Ended June 30,			For the Six Months Ended June 30,
		2014	2013		2014	2013
		Hotel EBITDA	Hotel EBITDA	Change in	Hotel EBITDA	Hotel EBITDA	Change in
		Margin	Margin	bps	Margin	Margin	bps
1	Hilton San Diego Bayfront (1) (2)	38.5%	37.1%	140 bps	42.1%	35.3%	680 bps
2	Boston Park Plaza (4)	39.4%	37.9%	150 bps	24.2%	23.6%	60 bps
3	Renaissance Washington DC	33.0%	37.6%	(460) bps	30.5%	33.6%	(310) bps
4	Hyatt Regency San Francisco (2) (4)	24.8%	24.1%	70 bps	17.7%	18.5%	(80) bps
5	Renaissance Orlando at SeaWorld ®	33.3%	28.9%	440 bps	35.1%	31.6%	350 bps
6	Renaissance Harborplace	35.4%	33.8%	160 bps	27.9%	25.3%	260 bps
7	Marriott Wailea (4)	29.2%	30.6%	(140) bps	34.8%	36.9%	(210) bps
8	Renaissance Los Angeles Airport	24.7%	19.6%	510 bps	24.2%	19.8%	440 bps
9	JW Marriott New Orleans	37.6%	35.9%	170 bps	39.7%	39.3%	40 bps
10	Hilton North Houston	24.2%	20.0%	420 bps	25.8%	20.8%	500 bps
11	Doubletree Guest Suites Times Square (1)	36.0%	36.4%	(40) bps	27.5%	29.0%	(150) bps
12	Marriott Quincy (3)	36.7%	38.7%	(200) bps	27.1%	28.9%	(180) bps
13	Hilton Times Square (3)	34.3%	33.8%	50 bps	26.5%	21.7%	480 bps
14	Fairmont Newport Beach (2)	24.7%	21.4%	330 bps	24.6%	19.4%	520 bps
15	Hyatt Chicago Magnificent Mile (3)	30.5%	11.0%	1,950 bps	11.7%	-12.6%	2,430 bps
16	Marriott Boston Long Wharf	43.7%	41.2%	250 bps	35.7%	34.0%	170 bps
17	Hyatt Regency Newport Beach (2) (3)	22.3%	18.8%	350 bps	21.9%	9.8%	1,210 bps
18	Marriott Tysons Corner	34.4%	35.2%	(80) bps	32.8%	31.7%	110 bps
19	Marriott Houston	24.9%	25.0%	(10) bps	26.4%	23.5%	290 bps
20	Renaissance Long Beach (2)	28.2%	30.8%	(260) bps	23.7%	29.4%	(570) bps
21	Embassy Suites Chicago (2) (3)	48.4%	41.9%	650 bps	37.0%	34.1%	290 bps
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (2) (3)	47.1%	43.6%	350 bps	30.5%	33.8%	(330) bps
23	Renaissance Westchester (3)	19.8%	12.5%	730 bps	13.4%	-5.3%	1,870 bps
24	Embassy Suites La Jolla	42.3%	44.5%	(220) bps	41.3%	42.1%	(80) bps
25	Marriott Philadelphia	33.0%	33.5%	(50) bps	24.7%	26.4%	(170) bps
26	Hilton New Orleans St. Charles (4)	42.7%	40.3%	240 bps	43.6%	39.6%	400 bps
27	Marriott Portland	46.8%	45.2%	160 bps	43.6%	40.1%	350 bps
28	Sheraton Cerritos	29.6%	27.5%	210 bps	28.2%	27.6%	60 bps
29	Marriott Park City	-11.6%	-10.0%	(160) bps	29.9%	30.5%	(60) bps
30	Courtyard by Marriott Los Angeles (2)	34.8%	32.8%	200 bps	34.4%	32.6%	180 bps

	Pro Forma Comparable Portfolio (4)	33.9%	32.6%	130 bps	30.1%	28.1%	200 bps

	Adjusted Pro Forma Comparable Portfolio (5)	33.8%	32.6%	120 bps	29.5%	28.1%	140 bps

	Comparable Portfolio (6)	34.1%	32.7%	140 bps	29.8%	27.5%	230 bps

	Adjusted Comparable Portfolio (7)	34.0%	32.7%	130 bps	29.2%	27.6%	160 bps

	(1)	Reflects 100% ownership.
	(2)

Hotel EBITDA for the second quarter of 2014 is impacted by a major room and public space renovation at the Hyatt Regency San Francisco. Hotel EBITDA for the second quarter of 2014 is also impacted by a total of $0.4 million in property tax credits (assessments) received at the following hotels: Courtyard by Marriott Los Angeles $(7,000); Embassy Suites Chicago $162,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $195,000; and Hyatt Regency Newport Beach $3,000. Hotel EBITDA for the first six months of 2014 is impacted by major room and public space renovations at the following hotels: Hilton Garden Inn Chicago Downtown/Magnificent Mile; Hyatt Regency San Francisco; and Renaissance Long Beach. Hotel EBITDA for the first six months of 2014 is also impacted by a total of $3.2 million in property tax credits (assessments) net of appeal fees as applicable received at the following hotels: Courtyard by Marriott Los Angeles $(7,000); Embassy Suites Chicago $174,000; Fairmont Newport Beach $83,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $195,000; Hilton San Diego Bayfront $2.8 million; and Hyatt Regency Newport Beach $3,000.

	(3)

Hotel EBITDA for both the second quarter and first six months of 2013 is impacted by major room renovations at the following hotels: Hilton Times Square; Hyatt Chicago Magnificent Mile; Hyatt Regency Newport Beach; and Renaissance Westchester. Hotel EBITDA for both the second quarter and first six months of 2013 is also impacted by a total of $(0.1) million in property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $(168,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); Hyatt Chicago Magnificent Mile $(223,000); and Marriott Quincy $376,000.

	(4)

Pro Forma Comparable Portfolio includes all 29 hotels held for investment by the Company as of June 30, 2014, plus the Marriott Wailea acquired on July 17, 2014. Includes the Company’s ownership results, prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, the Hyatt Regency San Francisco acquired on December 2, 2013, and the Marriott Wailea. Prior ownership for the Boston Park Plaza includes management fees reported at the prior owner’s expense of 4.0% of total revenues. Based on the Company’s current contract with the hotel’s third-party manager which assesses management fees at 2.5%, the hotel’s EBITDA margin would have been 39.4% and 25.1% for the three and six months ended June 30, 2013, respectively.

	(5)

Adjusted Pro Forma Comparable Portfolio represents the 30 hotel Pro Forma Comparable Portfolio adjusted to exclude the non-current property tax related items noted in Footnotes 2 and 3 above. Excluding these non-current year property tax items, Pro Forma Comparable Portfolio EBITDA margin would have been 33.8% and 32.6% for the three months ended June 30, 2014 and 2013, respectively, and 29.5% and 28.1% for the six months ended June 30, 2014 and 2013, respectively.

	(6)	Comparable Portfolio includes the Pro Forma Comparable Portfolio, minus the Marriott Wailea.
	(7)

Adjusted Comparable Portfolio represents the 29 hotel Comparable Portfolio adjusted to exclude the non-current property tax related items noted in Footnotes 2 and 3 above. Excluding these non-current year property tax items, Comparable Portfolio EBITDA margin would have been 34.0% and 32.7% for the three months ended June 30, 2014 and 2013, respectively, and 29.2% and 27.6% for the six months ended June 30, 2014 and 2013, respectively.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 43

Supplemental Financial Information – Unaudited August 7, 2014

Property-Level EBITDA Reconciliation

Q1 2014

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2014
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$32,557	$8,902	$450	$3,285	$2,266	$14,903	45.8%
2	Boston Park Plaza	11,172	(5,005)	-	2,856	1,313	(836)	-7.5%
3	Renaissance Washington DC	18,882	909	-	2,405	1,899	5,213	27.6%
4	Hyatt Regency San Francisco (3)	17,480	(1,262)	-	2,736	-	1,474	8.4%
5	Renaissance Orlando at SeaWorld ®	19,116	3,753	-	2,180	1,078	7,011	36.7%
6	Renaissance Harborplace	8,246	(1,584)	-	1,697	1,199	1,312	15.9%
7	Marriott Wailea (4)	17,415	4,691	-	2,130	-	6,821	39.2%
8	Renaissance Los Angeles Airport	7,224	999	-	713	-	1,712	23.7%
9	JW Marriott New Orleans	10,136	2,456	1	1,339	438	4,234	41.8%
10	Hilton North Houston	6,965	526	-	920	459	1,905	27.4%
11	Doubletree Guest Suites Times Square (1)	12,468	(2,170)	997	1,359	1,737	1,923	15.4%
12	Marriott Quincy	5,555	(457)	-	1,150	-	693	12.5%
13	Hilton Times Square	11,206	(2,079)	92	2,551	1,220	1,784	15.9%
14	Fairmont Newport Beach (3)	7,172	597	-	1,161	-	1,758	24.5%
15	Hyatt Chicago Magnificent Mile	3,856	(2,910)	-	1,603	-	(1,307)	-33.9%
16	Marriott Boston Long Wharf	9,928	(2,223)	-	2,113	2,459	2,349	23.7%
17	Hyatt Regency Newport Beach	7,896	829	-	862	-	1,691	21.4%
18	Marriott Tysons Corner	5,025	166	-	818	567	1,551	30.9%
19	Marriott Houston	4,686	455	-	562	291	1,308	27.9%
20	Renaissance Long Beach (3)	4,898	188	-	705	-	893	18.2%
21	Embassy Suites Chicago (3)	4,202	(1,314)	-	934	995	615	14.6%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	2,376	(1,353)	-	1,012	-	(341)	-14.4%
23	Renaissance Westchester	4,202	(586)	-	759	-	173	4.1%
24	Embassy Suites La Jolla	4,851	(78)	-	909	1,122	1,953	40.3%
25	Marriott Philadelphia	4,122	(230)	-	475	345	590	14.3%
26	Hilton New Orleans St. Charles	3,926	1,194	-	546	-	1,740	44.3%
27	Marriott Portland	3,379	923	-	415	-	1,338	39.6%
28	Sheraton Cerritos	3,127	422	-	415	-	837	26.8%
29	Marriott Park City	4,298	1,216	-	440	191	1,847	43.0%
30	Courtyard by Marriott Los Angeles	2,911	682	-	306	-	988	33.9%

	Pro Forma Comparable Portfolio (4)	259,277	7,657	1,540	39,356	17,579	66,132	25.5%

	Less: Prior Ownership (5)
	Marriott Wailea	17,415	4,691	-	2,130	-	6,821	39.2%

	Actual Portfolio (6)	$241,862	$2,966	$1,540	$37,226	$17,579	$59,311	24.5%

	*Footnotes on page 46

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 44

Supplemental Financial Information – Unaudited August 7, 2014

Property-Level EBITDA Reconciliation

Q1 2013

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2013
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (7)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$29,068	$1,195	$450	$5,742	$2,307	$9,694	33.3%
2	Boston Park Plaza (4)	10,778	(3,790)	-	1,849	1,319	(622)	-5.8%
3	Renaissance Washington DC	19,544	1,253	-	2,471	1,930	5,654	28.9%
4	Hyatt Regency San Francisco (4)	18,548	(604)	-	2,736	-	2,132	11.5%
5	Renaissance Orlando at SeaWorld ®	17,263	2,883	-	1,848	1,107	5,838	33.8%
6	Renaissance Harborplace	8,252	(1,926)	-	1,788	1,241	1,103	13.4%
7	Marriott Wailea (4)	16,895	4,919	-	2,130	-	7,049	41.7%
8	Renaissance Los Angeles Airport	6,334	515	-	749	-	1,264	20.0%
9	JW Marriott New Orleans	10,755	2,501	1	1,601	416	4,519	42.0%
10	Hilton North Houston	5,932	(132)	-	932	476	1,276	21.5%
11	Doubletree Guest Suites Times Square (1)	13,106	(2,579)	1,000	2,288	1,757	2,466	18.8%
12	Marriott Quincy	5,519	(289)	-	1,141	-	852	15.4%
13	Hilton Times Square (3)	7,743	(3,867)	270	2,270	1,230	(97)	-1.3%
14	Fairmont Newport Beach	6,302	(187)	-	1,274	-	1,087	17.2%
15	Hyatt Chicago Magnificent Mile (3)	2,736	(3,427)	-	1,528	-	(1,899)	-69.4%
16	Marriott Boston Long Wharf	9,891	(2,146)	-	2,096	2,459	2,409	24.4%
17	Hyatt Regency Newport Beach (3)	4,724	(867)	-	622	-	(245)	-5.2%
18	Marriott Tysons Corner	4,746	(220)	-	944	584	1,308	27.6%
19	Marriott Houston	3,981	2	-	575	299	876	22.0%
20	Renaissance Long Beach	5,715	993	-	601	-	1,594	27.9%
21	Embassy Suites Chicago	4,103	(1,084)	-	855	1,016	787	19.2%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile	3,272	(683)	-	1,152	-	469	14.3%
23	Renaissance Westchester (3)	2,770	(1,382)	-	404	-	(978)	-35.3%
24	Embassy Suites La Jolla	4,719	(181)	-	907	1,136	1,862	39.5%
25	Marriott Philadelphia	4,142	(108)	-	468	355	715	17.3%
26	Hilton New Orleans St. Charles (4)	3,679	900	-	535	-	1,435	39.0%
27	Marriott Portland	2,643	534	-	326	-	860	32.5%
28	Sheraton Cerritos	3,211	472	-	416	-	888	27.7%
29	Marriott Park City	4,307	1,282	-	368	197	1,847	42.9%
30	Courtyard by Marriott Los Angeles	2,655	550	-	308	-	858	32.3%

	Pro Forma Comparable Portfolio (4)	243,333	(5,473)	1,721	40,924	17,829	55,001	22.6%

	Less: Prior Ownership (5)
	Hilton New Orleans St. Charles	3,679	900	-	535	-	1,435	39.0%
	Boston Park Plaza	10,778	(3,790)	-	1,849	1,319	(622)	-5.8%
	Hyatt Regency San Francisco	18,548	(604)	-	2,736	-	2,132	11.5%
	Marriott Wailea	16,895	4,919	-	2,130	-	7,049	41.7%

	Actual Portfolio (6)	$193,433	$(6,898)	$1,721	$33,674	$16,510	$45,007	23.3%

	*Footnotes on page 46

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 45

Supplemental Financial Information – Unaudited August 7, 2014

Property-Level EBITDA Reconciliation

Q1 2014/2013 Footnotes

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended March 31, 2014 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel EBITDA for the first quarter of 2014 is impacted by major room and public space renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach. Hotel EBITDA for the first quarter of 2014 is also impacted by a total of $2.9 million in property tax credits net of appeal fees received at the following hotels: the Embassy Suites Chicago $12,000; the Fairmont Newport Beach $83,000; and the Hilton San Diego Bayfront $2.8 million. Hotel EBITDA for the first quarter of 2013 is impacted by major room renovations at the following hotels: the Hilton Times Square; the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester.

(4)

Pro Forma Comparable Portfolio includes all 29 hotels held for investment by the Company as of June 30, 2014, plus the Marriott Wailea acquired on July 17, 2014. Includes the Company's ownership results, prior ownership results and the Company's pro forma depreciation and interest expense as applicable for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, the Hyatt Regency San Francisco acquired on December 2, 2013, and the Marriott Wailea.

(5)

Prior Ownership for the three months ended March 31, 2014 includes prior ownership results and the Company's pro forma depreciation expense for the Marriott Wailea acquired on July 17, 2014. Prior Ownership for the three months ended March 31, 2013 includes prior ownership results and the Company's pro forma depreciation and interest expense as applicable for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, the Hyatt Regency San Francisco acquired on December 2, 2013, and the Marriott Wailea.

(6)

Actual Portfolio for the three months ended March 31, 2014 includes the Company's ownership results for all 29 hotels held for investment by the Company as of June 30, 2014. Actual Portfolio for the three months ended March 31, 2013 includes the Company's ownership results for all 26 hotels held for investment by the Company as of March 31, 2013.

(7)

Other Adjustments for the three months ended March 31, 2013 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; and a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 46

Supplemental Financial Information – Unaudited August 7, 2014

Property-Level EBITDA Reconciliation

Q2 2014

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2014
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$32,956	$6,666	$451	$3,294	$2,276	$12,686	38.5%
2	Boston Park Plaza	23,377	5,009	-	2,874	1,324	9,207	39.4%
3	Renaissance Washington DC	21,008	2,636	-	2,415	1,892	6,943	33.0%
4	Hyatt Regency San Francisco (3)	23,053	2,865	-	2,850	-	5,715	24.8%
5	Renaissance Orlando at SeaWorld ®	15,721	1,921	-	2,227	1,083	5,231	33.3%
6	Renaissance Harborplace	13,075	1,718	-	1,713	1,200	4,631	35.4%
7	Marriott Wailea (4)	13,469	1,809	-	2,130	-	3,939	29.2%
8	Renaissance Los Angeles Airport	7,242	1,070	-	720	-	1,790	24.7%
9	JW Marriott New Orleans	9,637	1,852	(4)	1,356	422	3,625	37.6%
10	Hilton North Houston	6,528	195	-	926	461	1,582	24.2%
11	Doubletree Guest Suites Times Square (1)	17,907	2,243	994	1,496	1,709	6,442	36.0%
12	Marriott Quincy	8,486	1,991	-	1,127	-	3,118	36.7%
13	Hilton Times Square	15,273	1,382	89	2,532	1,230	5,233	34.3%
14	Fairmont Newport Beach	7,589	752	-	1,125	-	1,877	24.7%
15	Hyatt Chicago Magnificent Mile	9,402	1,318	-	1,545	-	2,863	30.5%
16	Marriott Boston Long Wharf	14,930	1,943	-	2,100	2,486	6,529	43.7%
17	Hyatt Regency Newport Beach (3)	9,521	1,267	-	852	-	2,119	22.3%
18	Marriott Tysons Corner	5,825	611	-	824	569	2,004	34.4%
19	Marriott Houston	4,572	282	-	565	291	1,138	24.9%
20	Renaissance Long Beach	5,944	897	-	777	-	1,674	28.2%
21	Embassy Suites Chicago (3)	8,277	2,076	-	931	1,000	4,007	48.4%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	6,435	1,833	-	1,195	-	3,028	47.1%
23	Renaissance Westchester	6,070	426	-	776	-	1,202	19.8%
24	Embassy Suites La Jolla	5,440	310	-	872	1,118	2,300	42.3%
25	Marriott Philadelphia	5,187	876	-	473	362	1,711	33.0%
26	Hilton New Orleans St. Charles	3,548	1,081	-	434	-	1,515	42.7%
27	Marriott Portland	4,267	1,585	-	414	-	1,999	46.8%
28	Sheraton Cerritos	3,389	585	-	418	-	1,003	29.6%
29	Marriott Park City	1,355	(790)	-	442	191	(157)	-11.6%
30	Courtyard by Marriott Los Angeles (3)	2,986	735	-	304	-	1,039	34.8%

	Pro Forma Comparable Portfolio (4)	312,469	47,144	1,530	39,707	17,614	105,993	33.9%

	Less: Prior Ownership (5)
	Marriott Wailea	13,469	1,809	-	2,130	-	3,939	29.2%

	Actual Portfolio (6)	299,000	45,335	1,530	37,577	17,614	102,054	34.1%

	*Footnotes on page 49

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 47

Supplemental Financial Information – Unaudited August 7, 2014

Property-Level EBITDA Reconciliation

Q2 2013

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2013
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (7)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$30,614	$4,923	$450	$3,609	$2,369	$11,351	37.1%
2	Boston Park Plaza (4)	22,199	5,233	-	1,849	1,328	8,410	37.9%
3	Renaissance Washington DC	23,228	4,319	-	2,493	1,923	8,735	37.6%
4	Hyatt Regency San Francisco (4)	23,210	2,857	-	2,736	-	5,593	24.1%
5	Renaissance Orlando at SeaWorld ®	13,949	1,094	-	1,830	1,112	4,036	28.9%
6	Renaissance Harborplace	11,754	936	-	1,788	1,244	3,968	33.8%
7	Marriott Wailea (4)	12,898	1,816	-	2,130	-	3,946	30.6%
8	Renaissance Los Angeles Airport	6,161	454	-	753	-	1,207	19.6%
9	JW Marriott New Orleans	8,397	1,335	1	1,333	344	3,013	35.9%
10	Hilton North Houston	5,761	(264)	-	906	509	1,151	20.0%
11	Doubletree Guest Suites Times Square (1)	17,958	1,783	997	2,023	1,730	6,533	36.4%
12	Marriott Quincy (3)	7,654	1,821	-	1,139	-	2,960	38.7%
13	Hilton Times Square (3)	14,698	1,302	(78)	2,507	1,236	4,967	33.8%
14	Fairmont Newport Beach	6,901	232	-	1,244	-	1,476	21.4%
15	Hyatt Chicago Magnificent Mile (3)	6,573	(799)	-	1,523	-	724	11.0%
16	Marriott Boston Long Wharf	13,416	941	-	2,097	2,486	5,524	41.2%
17	Hyatt Regency Newport Beach (3)	7,819	698	-	774	-	1,472	18.8%
18	Marriott Tysons Corner	5,484	550	-	794	586	1,930	35.2%
19	Marriott Houston	4,145	173	-	563	301	1,037	25.0%
20	Renaissance Long Beach	5,916	1,222	-	602	-	1,824	30.8%
21	Embassy Suites Chicago (3)	7,760	1,318	-	914	1,022	3,254	41.9%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	6,500	1,682	-	1,154	-	2,836	43.6%
23	Renaissance Westchester (3)	4,671	7	-	575	-	582	12.5%
24	Embassy Suites La Jolla	5,091	245	-	888	1,132	2,265	44.5%
25	Marriott Philadelphia	5,345	968	-	466	356	1,790	33.5%
26	Hilton New Orleans St. Charles (4)	3,293	793	-	535	-	1,328	40.3%
27	Marriott Portland	3,946	1,370	-	415	-	1,785	45.2%
28	Sheraton Cerritos	3,159	459	-	411	-	870	27.5%
29	Marriott Park City	1,320	(692)	-	363	197	(132)	-10.0%
30	Courtyard by Marriott Los Angeles	2,783	605	-	309	-	914	32.8%

	Pro Forma Comparable Portfolio (4)	292,603	37,381	1,370	38,723	17,875	95,349	32.6%

	Less: Prior Ownership (5)
	Hilton New Orleans St. Charles	1,346	448	-	179	-	627	46.6%
	Boston Park Plaza	22,199	5,233	-	1,849	1,328	8,410	37.9%
	Hyatt Regency San Francisco	23,210	2,857	-	2,736	-	5,593	24.1%
	Marriott Wailea	12,898	1,816	-	2,130	-	3,946	30.6%

	Actual Portfolio (6)	$232,950	$27,027	$1,370	$31,829	$16,547	$76,773	33.0%

	*Footnotes on page 49

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 48

Supplemental Financial Information – Unaudited August 7, 2014

Property-Level EBITDA Reconciliation

Q2 2014/2013 Footnotes

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended June 30, 2014 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel EBITDA for the second quarter of 2014 is impacted by a major room and public space renovation at the Hyatt Regency San Francisco. Hotel EBITDA for the second quarter of 2014 is also impacted by a total of $0.4 million in property tax credits (assessments) received at the following hotels: Courtyard by Marriott Los Angeles $(7,000); Embassy Suites Chicago $162,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $195,000; and Hyatt Regency Newport Beach $3,000. Hotel EBITDA for the second quarter of 2013 is impacted by major room renovations at the following hotels: Hilton Times Square; Hyatt Chicago Magnificent Mile; Hyatt Regency Newport Beach; and Renaissance Westchester. Hotel EBITDA for the second quarter of 2013 is also impacted by a total of $(0.1) million in property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $(168,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); Hyatt Chicago Magnificent Mile $(223,000); and Marriott Quincy $376,000.

(4)

Pro Forma Comparable Portfolio includes all 29 hotels held for investment by the Company as of June 30, 2014, plus the Marriott Wailea acquired on July 17, 2014. Includes the Company’s ownership results, prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, the Hyatt Regency San Francisco acquired on December 2, 2013, and the Marriott Wailea.

(5)

Prior Ownership for the three months ended June 30, 2014 includes prior ownership results and the Company’s pro forma depreciation expense for the Marriott Wailea acquired on July 17, 2014. Prior Ownership for the three months ended June 30, 2013 includes prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, the Hyatt Regency San Francisco acquired on December 2, 2013, and the Marriott Wailea.

(6)

Actual Portfolio for the three months ended June 30, 2014 includes the Company’s ownership results for all 29 hotels held for investment by the Company as of June 30, 2014. Actual Portfolio for the three months ended June 30, 2013 includes the Company’s ownership results for all 27 hotels held for investment by the Company as of June 30, 2013.

(7)

Other Adjustments for the three months ended June 30, 2013 include: a total of $1.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.3 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 49

Supplemental Financial Information – Unaudited August 7, 2014

Property-Level EBITDA Reconciliation

Q2 YTD 2014

	Hotels sorted by number of rooms	For the Six Months Ended June 30, 2014
	(In thousands)			Plus:		Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other				Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)		Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$65,513	$15,568	$901		$6,579	$4,542	$27,589	42.1%
2	Boston Park Plaza	34,549	4	-		5,730	2,637	8,371	24.2%
3	Renaissance Washington DC	39,890	3,545	-		4,820	3,791	12,156	30.5%
4	Hyatt Regency San Francisco (3)	40,533	1,603	-		5,586	-	7,189	17.7%
5	Renaissance Orlando at SeaWorld ®	34,837	5,674	-		4,407	2,161	12,242	35.1%
6	Renaissance Harborplace	21,321	134	-		3,410	2,399	5,943	27.9%
7	Marriott Wailea (4)	30,884	6,500	-		4,260	-	10,760	34.8%
8	Renaissance Los Angeles Airport	14,466	2,069	-		1,433	-	3,502	24.2%
9	JW Marriott New Orleans	19,773	4,308		(3)	2,695	860	7,859	39.7%
10	Hilton North Houston	13,493	721	-		1,846	920	3,487	25.8%
11	Doubletree Guest Suites Times Square (1)	30,375	73	1,991		2,855	3,446	8,365	27.5%
12	Marriott Quincy	14,041	1,534	-		2,277	-	3,811	27.1%
13	Hilton Times Square	26,479	(697)	181		5,083	2,450	7,017	26.5%
14	Fairmont Newport Beach (3)	14,761	1,349	-		2,286	-	3,635	24.6%
15	Hyatt Chicago Magnificent Mile	13,258	(1,592)	-		3,148	-	1,556	11.7%
16	Marriott Boston Long Wharf	24,858	(280)	-		4,213	4,945	8,878	35.7%
17	Hyatt Regency Newport Beach (3)	17,417	2,096	-		1,714	-	3,810	21.9%
18	Marriott Tysons Corner	10,850	777	-		1,642	1,136	3,555	32.8%
19	Marriott Houston	9,258	737	-		1,127	582	2,446	26.4%
20	Renaissance Long Beach (3)	10,842	1,085	-		1,482	-	2,567	23.7%
21	Embassy Suites Chicago (3)	12,479	762	-		1,865	1,995	4,622	37.0%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	8,811	480	-		2,207	-	2,687	30.5%
23	Renaissance Westchester	10,272	(160)	-		1,535	-	1,375	13.4%
24	Embassy Suites La Jolla	10,291	232	-		1,781	2,240	4,253	41.3%
25	Marriott Philadelphia	9,309	646	-		948	707	2,301	24.7%
26	Hilton New Orleans St. Charles	7,474	2,275	-		980	-	3,255	43.6%
27	Marriott Portland	7,646	2,508	-		829	-	3,337	43.6%
28	Sheraton Cerritos	6,516	1,007	-		833	-	1,840	28.2%
29	Marriott Park City	5,653	426	-		882	382	1,690	29.9%
30	Courtyard by Marriott Los Angeles (3)	5,897	1,417	-		610	-	2,027	34.4%

	Pro Forma Comparable Portfolio (4)	571,746	54,801	3,070		79,063	35,193	172,125	30.1%

	Less: Prior Ownership (5)
	Marriott Wailea	30,884	6,500	-		4,260	-	10,760	34.8%

	Actual Portfolio (6)	540,862	48,301	3,070		74,803	35,193	161,365	29.8%

	*Footnotes on page 52

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 50

Supplemental Financial Information – Unaudited August 7, 2014

Property-Level EBITDA Reconciliation

Q2 YTD 2013

	Hotels sorted by number of rooms	For the Six Months Ended June 30, 2013
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (7)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$59,682	$6,118	$900	$9,351	$4,676	$21,045	35.3%
2	Boston Park Plaza (4)	32,977	1,443	-	3,698	2,647	7,788	23.6%
3	Renaissance Washington DC	42,772	5,572	-	4,964	3,853	14,389	33.6%
4	Hyatt Regency San Francisco (4)	41,758	2,253	-	5,472	-	7,725	18.5%
5	Renaissance Orlando at SeaWorld ®	31,212	3,977	-	3,678	2,219	9,874	31.6%
6	Renaissance Harborplace	20,006	(990)	-	3,576	2,485	5,071	25.3%
7	Marriott Wailea (4)	29,793	6,735	-	4,260	-	10,995	36.9%
8	Renaissance Los Angeles Airport	12,495	969	-	1,502	-	2,471	19.8%
9	JW Marriott New Orleans	19,152	3,836	2	2,934	760	7,532	39.3%
10	Hilton North Houston	11,693	(396)	-	1,838	985	2,427	20.8%
11	Doubletree Guest Suites Times Square (1)	31,064	(796)	1,997	4,311	3,487	8,999	29.0%
12	Marriott Quincy (3)	13,173	1,532	-	2,280	-	3,812	28.9%
13	Hilton Times Square (3)	22,441	(2,565)	192	4,777	2,466	4,870	21.7%
14	Fairmont Newport Beach	13,203	45	-	2,518	-	2,563	19.4%
15	Hyatt Chicago Magnificent Mile (3)	9,309	(4,226)	-	3,051	-	(1,175)	-12.6%
16	Marriott Boston Long Wharf	23,307	(1,205)	-	4,193	4,945	7,933	34.0%
17	Hyatt Regency Newport Beach (3)	12,543	(169)	-	1,396	-	1,227	9.8%
18	Marriott Tysons Corner	10,230	330	-	1,738	1,170	3,238	31.7%
19	Marriott Houston	8,126	175	-	1,138	600	1,913	23.5%
20	Renaissance Long Beach	11,631	2,215	-	1,203	-	3,418	29.4%
21	Embassy Suites Chicago (3)	11,863	234	-	1,769	2,038	4,041	34.1%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	9,772	999	-	2,306	-	3,305	33.8%
23	Renaissance Westchester (3)	7,441	(1,375)	-	979	-	(396)	-5.3%
24	Embassy Suites La Jolla	9,810	64	-	1,795	2,268	4,127	42.1%
25	Marriott Philadelphia	9,487	860	-	934	711	2,505	26.4%
26	Hilton New Orleans St. Charles (4)	6,972	1,693	-	1,070	-	2,763	39.6%
27	Marriott Portland	6,589	1,904	-	741	-	2,645	40.1%
28	Sheraton Cerritos	6,370	931	-	827	-	1,758	27.6%
29	Marriott Park City	5,627	590	-	731	394	1,715	30.5%
30	Courtyard by Marriott Los Angeles	5,438	1,155	-	617	-	1,772	32.6%

	Pro Forma Comparable Portfolio (4)	535,936	31,908	3,091	79,647	35,704	150,350	28.1%

	Less: Prior Ownership (5)
	Hilton New Orleans St. Charles	5,025	1,348	-	714	-	2,062	41.0%
	Boston Park Plaza	32,977	1,443	-	3,698	2,647	7,788	23.6%
	Hyatt Regency San Francisco	41,758	2,253	-	5,472	-	7,725	18.5%
	Marriott Wailea	29,793	6,735	-	4,260	-	10,995	36.9%

	Actual Portfolio (6)	$426,383	$20,129	$3,091	$65,503	$33,057	$121,780	28.6%

	*Footnotes on page 52

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 51

Supplemental Financial Information – Unaudited August 7, 2014

Property-Level EBITDA Reconciliation

Q2 YTD 2014/2013 Footnotes

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the six months ended June 30, 2014 include: a total of $2.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $1.0 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel EBITDA for the first six months of 2014 is impacted by major room and public space renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach. Hotel EBITDA for the first six months of 2014 is also impacted by a total of $3.2 million in property tax credits (assessments) net of appeal fees as applicable received at the following hotels: the Courtyard by Marriott Los Angeles $(7,000); the Embassy Suites Chicago $174,000; the Fairmont Newport Beach $83,000; the Hilton Garden Inn Chicago Downtown/Magnificent Mile $195,000; the Hilton San Diego Bayfront $2.8 million; and the Hyatt Regency Newport Beach $3,000. Hotel EBITDA for the first six months of 2013 is impacted by major room renovations at the following hotels: Hilton Times Square; Hyatt Chicago Magnificent Mile; Hyatt Regency Newport Beach; and Renaissance Westchester. Hotel EBITDA for the first six months of 2013 is also impacted by a total of $0.1 million in property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $(168,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); Hyatt Chicago Magnificent Mile $(223,000); and Marriott Quincy $376,000.

(4)

Pro Forma Comparable Portfolio includes all 29 hotels held for investment by the Company as of June 30, 2014, plus the Marriott Wailea acquired on July 17, 2014. Includes the Company’s ownership results, prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, the Hyatt Regency San Francisco acquired on December 2, 2013, and the Marriott Wailea.

(5)

Prior Ownership for the six months ended June 30, 2014 includes prior ownership results and the Company’s pro forma depreciation expense for the Marriott Wailea acquired on July 17, 2014. Prior Ownership for the six months ended June 30, 2013 includes prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, the Hyatt Regency San Francisco acquired on December 2, 2013, and the Marriott Wailea.

(6)

Actual Portfolio for the six months ended June 30, 2014 includes the Company’s ownership results for all 29 hotels held for investment by the Company as of June 30, 2014. Actual Portfolio for the six months ended June 30, 2013 includes the Company’s ownership results for all 27 hotels held for investment by the Company as of June 30, 2013.

(7)

Other Adjustments for the six months ended June 30, 2013 include: a total of $2.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $1.0 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 52

Supplemental Financial Information – Unaudited August 7, 2014

Property-Level EBITDA Reconciliation

Q3 2013

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2013
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$33,846	$7,068	$450	$3,244	$2,360	$13,122	38.8%
2	Boston Park Plaza	19,938	2,543	-	2,833	1,338	6,714	33.7%
3	Renaissance Washington DC	16,353	(825)	-	2,422	1,915	3,512	21.5%
4	Hyatt Regency San Francisco (3)	22,627	2,327	-	2,736	-	5,063	22.4%
5	Renaissance Orlando at SeaWorld ®	11,444	(1,267)	-	1,776	1,117	1,626	14.2%
6	Renaissance Harborplace	11,591	704	-	1,756	1,247	3,707	32.0%
7	Marriott Wailea (3)	13,644	2,507	-	2,130	-	4,637	34.0%
8	Renaissance Los Angeles Airport	6,414	620	-	765	-	1,385	21.6%
9	JW Marriott New Orleans	6,757	(293)	1	1,347	503	1,558	23.1%
10	Hilton North Houston	5,079	(756)	-	952	472	668	13.2%
11	Doubletree Guest Suites Times Square (1)	18,125	1,727	998	2,031	1,827	6,583	36.3%
12	Marriott Quincy	7,659	1,170	-	1,140	-	2,310	30.2%
13	Hilton Times Square	13,888	313	92	2,535	1,245	4,185	30.1%
14	Fairmont Newport Beach	7,375	521	-	1,206	-	1,727	23.4%
15	Hyatt Chicago Magnificent Mile	8,480	690	-	1,565	-	2,255	26.6%
16	Marriott Boston Long Wharf	14,866	1,808	-	2,093	2,514	6,415	43.2%
17	Hyatt Regency Newport Beach	9,413	1,363	-	865	-	2,228	23.7%
18	Marriott Tysons Corner	4,547	(120)	-	808	588	1,276	28.1%
19	Marriott Houston	3,613	(191)	-	576	302	687	19.0%
20	Renaissance Long Beach	5,401	740	-	587	-	1,327	24.6%
21	Embassy Suites Chicago	8,003	1,659	-	927	1,028	3,614	45.2%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,088	1,424	-	1,157	-	2,581	42.4%
23	Renaissance Westchester	4,561	(429)	-	705	-	276	6.1%
24	Embassy Suites La Jolla	5,949	736	-	888	1,129	2,753	46.3%
25	Marriott Philadelphia	4,268	261	-	473	357	1,091	25.6%
26	Hilton New Orleans St. Charles	2,331	94	-	542	-	636	27.3%
27	Marriott Portland	4,741	1,920	-	424	-	2,344	49.4%
28	Sheraton Cerritos	2,992	286	-	405	-	691	23.1%
29	Marriott Park City	1,963	(308)	-	362	198	252	12.8%
30	Courtyard by Marriott Los Angeles	2,902	799	-	308	-	1,107	38.1%

	Pro Forma Comparable Portfolio (3)	284,858	27,091	1,541	39,558	18,140	86,330	30.3%

	Less: Prior Ownership (4)
	Hyatt Regency San Francisco	22,627	2,327	-	2,736	-	5,063	22.4%
	Marriott Wailea	13,644	2,507	-	2,130	-	4,637	34.0%

	Actual Portfolio (5)	$248,587	$22,257	$1,541	$34,692	$18,140	$76,630	30.8%

	*Footnotes on page 54

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 53

Supplemental Financial Information – Unaudited August 7, 2014

Property-Level EBITDA Reconciliation

Q3 2013 Footnotes

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended September 30, 2013 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Pro Forma Comparable Portfolio includes all 29 hotels held for investment by the Company as of June 30, 2014, plus the Marriott Wailea acquired on July 17, 2014. Includes the Company’s ownership results, prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Regency San Francisco acquired on December 2, 2013, and the Marriott Wailea.

(4)

Prior Ownership for the three months ended September 30, 2013 includes prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Regency San Francisco acquired on December 2, 2013, and the Marriott Wailea acquired on July 17, 2014.

(5)	Actual Portfolio for the three months ended September 31, 2013 includes the Company’s ownership results for all 28 hotels held for investment by the Company as of September 30, 2013.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 54

Supplemental Financial Information – Unaudited August 7, 2014

Property-Level EBITDA Reconciliation

Q4 2013

	Hotels sorted by number of rooms	For the Three Months Ended December 31, 2013
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$28,587	$2,880	$451	$3,231	$2,327	$8,889	31.1%
2	Boston Park Plaza	17,582	(67)	-	2,854	1,347	4,134	23.5%
3	Renaissance Washington DC	18,668	633	-	2,413	1,908	4,954	26.5%
4	Hyatt Regency San Francisco (4)	22,671	1,346	-	2,736	-	4,082	18.0%
5	Renaissance Orlando at SeaWorld ®	11,152	(891)	-	1,882	1,108	2,099	18.8%
6	Renaissance Harborplace	9,927	(432)	-	1,753	1,236	2,557	25.8%
7	Marriott Wailea (4)	13,714	2,515	-	2,130	-	4,645	33.9%
8	Renaissance Los Angeles Airport	6,181	533	-	770	-	1,303	21.1%
9	JW Marriott New Orleans	9,452	2,054	(4)	1,323	439	3,812	40.3%
10	Hilton North Houston	5,489	(138)	-	918	471	1,251	22.8%
11	Doubletree Guest Suites Times Square (1)	20,108	3,284	997	2,072	1,816	8,169	40.6%
12	Marriott Quincy	7,213	849	-	1,148	-	1,997	27.7%
13	Hilton Times Square	16,180	1,868	91	2,547	1,246	5,752	35.6%
14	Fairmont Newport Beach	5,806	(359)	-	1,163	-	804	13.8%
15	Hyatt Chicago Magnificent Mile	7,407	(142)	-	1,596	-	1,454	19.6%
16	Marriott Boston Long Wharf	12,643	(194)	-	2,119	2,513	4,438	35.1%
17	Hyatt Regency Newport Beach	6,897	79	-	868	-	947	13.7%
18	Marriott Tysons Corner	5,011	26	-	820	583	1,429	28.5%
19	Marriott Houston	3,999	399	-	568	299	1,266	31.7%
20	Renaissance Long Beach	4,726	296	-	589	-	885	18.7%
21	Embassy Suites Chicago	6,620	503	-	929	1,022	2,454	37.1%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile	4,614	200	-	1,164	-	1,364	29.6%
23	Renaissance Westchester	5,294	143	-	753	-	896	16.9%
24	Embassy Suites La Jolla	4,440	(353)	-	895	1,125	1,667	37.5%
25	Marriott Philadelphia	4,257	185	-	479	355	1,019	23.9%
26	Hilton New Orleans St. Charles (3)	3,524	637	-	544	-	1,181	33.5%
27	Marriott Portland	3,537	1,062	-	420	-	1,482	41.9%
28	Sheraton Cerritos	3,111	427	-	409	-	836	26.9%
29	Marriott Park City	1,497	(552)	-	402	196	46	3.1%
30	Courtyard by Marriott Los Angeles	2,633	535	-	308	-	843	32.0%

	Pro Forma Comparable Portfolio (4)	272,940	17,326	1,535	39,803	17,991	76,655	28.1%

	Less: Prior Ownership (5)
	Hyatt Regency San Francisco	16,992	2,041	-	1,824	-	3,865	22.7%
	Marriott Wailea	13,714	2,515	-	2,130	-	4,645	33.9%

	Actual Portfolio (6)	$242,234	$12,770	$1,535	$35,849	$17,991	$68,145	28.1%

	*Footnotes on page 56

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 55

Supplemental Financial Information – Unaudited August 7, 2014

Property-Level EBITDA Reconciliation

Q4 2013 Footnotes

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended December 31, 2013 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel EBITDA for the fourth quarter of 2013 is impacted by an additional expense of $0.3 million related to fees incurred for a successful real estate tax appeal at the Hilton New Orleans St. Charles, the benefit of which will not be recorded until 2014.

(4)

Pro Forma Comparable Portfolio includes all 29 hotels held for investment by the Company as of June 30, 2014, plus the Marriott Wailea acquired on July 17, 2014. Includes the Company’s ownership results, prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Regency San Francisco acquired on December 2, 2013, and the Marriott Wailea.

(5)

Prior Ownership includes prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Regency San Francisco acquired on December 2, 2013, and the Marriott Wailea acquired on July 17, 2014.

(6)	Actual Portfolio for the three months ended December 31, 2013 includes the Company’s ownership results for all 29 hotels held for investment by the Company as of December 31, 2013.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 56

Supplemental Financial Information – Unaudited August 7, 2014

Property-Level EBITDA Reconciliation

FY 2013

	Hotels sorted by number of rooms	For the Year Ended December 31, 2013
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$122,115	$16,066	$1,801	$15,826	$9,363	$43,056	35.3%
2	Boston Park Plaza (4)	70,497	3,919	-	9,385	5,332	18,636	26.4%
3	Renaissance Washington DC	77,793	5,380	-	9,799	7,676	22,855	29.4%
4	Hyatt Regency San Francisco (4)	87,056	5,926	-	10,944	-	16,870	19.4%
5	Renaissance Orlando at SeaWorld ®	53,808	1,819	-	7,336	4,444	13,599	25.3%
6	Renaissance Harborplace	41,524	(718)	-	7,085	4,968	11,335	27.3%
7	Marriott Wailea (4)	57,151	11,757	-	8,520	-	20,277	35.5%
8	Renaissance Los Angeles Airport	25,090	2,122	-	3,037	-	5,159	20.6%
9	JW Marriott New Orleans	35,361	5,597	(1)	5,604	1,702	12,902	36.5%
10	Hilton North Houston	22,261	(1,290)	-	3,708	1,928	4,346	19.5%
11	Doubletree Guest Suites Times Square (1)	69,297	4,215	3,992	8,414	7,130	23,751	34.3%
12	Marriott Quincy (3)	28,045	3,551	-	4,568	-	8,119	28.9%
13	Hilton Times Square (3)	52,509	(384)	375	9,859	4,957	14,807	28.2%
14	Fairmont Newport Beach	26,384	207	-	4,887	-	5,094	19.3%
15	Hyatt Chicago Magnificent Mile (3)	25,196	(3,678)	-	6,212	-	2,534	10.1%
16	Marriott Boston Long Wharf	50,816	409	-	8,405	9,972	18,786	37.0%
17	Hyatt Regency Newport Beach (3)	28,853	1,273	-	3,129	-	4,402	15.3%
18	Marriott Tysons Corner	19,788	236	-	3,366	2,341	5,943	30.0%
19	Marriott Houston	15,738	383	-	2,282	1,201	3,866	24.6%
20	Renaissance Long Beach	21,758	3,251	-	2,379	-	5,630	25.9%
21	Embassy Suites Chicago (3)	26,486	2,396	-	3,625	4,088	10,109	38.2%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	20,474	2,623	-	4,627	-	7,250	35.4%
23	Renaissance Westchester (3)	17,296	(1,661)	-	2,437	-	776	4.5%
24	Embassy Suites La Jolla	20,199	447	-	3,578	4,522	8,547	42.3%
25	Marriott Philadelphia	18,012	1,306	-	1,886	1,423	4,615	25.6%
26	Hilton New Orleans St. Charles (3) (4)	12,827	2,424	-	2,156	-	4,580	35.7%
27	Marriott Portland	14,867	4,886	-	1,585	-	6,471	43.5%
28	Sheraton Cerritos	12,473	1,644	-	1,641	-	3,285	26.3%
29	Marriott Park City	9,087	(270)	-	1,495	788	2,013	22.2%
30	Courtyard by Marriott Los Angeles	10,973	2,489	-	1,233	-	3,722	33.9%

	Pro Forma Comparable Portfolio (4)	1,093,734	76,325	6,167	159,008	71,835	313,335	28.6%

	Less: Prior Ownership (5)
	Hilton New Orleans St. Charles	5,025	1,348	-	714	-	2,062	41.0%
	Boston Park Plaza	32,977	1,443	-	3,698	2,647	7,788	23.6%
	Hyatt Regency San Francisco	81,377	6,621	-	10,032	-	16,653	20.5%
	Marriott Wailea	57,151	11,757	-	8,520	-	20,277	35.5%

	Actual Portfolio (6)	$917,204	$55,156	$6,167	$136,044	$69,188	$266,555	29.1%

	*Footnotes on page 58

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 57

Supplemental Financial Information – Unaudited August 7, 2014

Property-Level EBITDA Reconciliation

FY 2013 Footnotes

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the year ended December 31, 2013 include: a total of $4.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $2.1 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel EBITDA for 2013 is impacted by major room renovations during the first half of the year at the following hotels: Hilton Times Square; Hyatt Chicago Magnificent Mile; Hyatt Regency Newport Beach; and Renaissance Westchester. Hotel EBITDA for 2013 is also impacted by: (1) additional expense of $0.3 million related to fees incurred for a successful real estate tax appeal at the Hilton New Orleans St. Charles, the benefit of which will not be recorded until 2014; and (2) a total of $(0.1) million in prior year property tax (assessments) net of credits received at the following hotels: Embassy Suites Chicago $(168,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); Hyatt Chicago Magnificent Mile $(223,000); and Marriott Quincy $376,000.

(4)

Pro Forma Comparable Portfolio includes all 29 hotels held for investment by the Company as of June 30, 2014, plus the Marriott Wailea acquired on July 17, 2014. Includes the Company’s ownership results, prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, the Hyatt Regency San Francisco acquired on December 2, 2013, and the Marriott Wailea.

(5)

Prior Ownership for the year ended December 31, 2013 includes prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hilton New Orleans St. Charles acquired on May 1, 2013, the Boston Park Plaza acquired on July 2, 2013, the Hyatt Regency San Francisco acquired on December 2, 2013, and the Marriott Wailea acquired on July 17, 2014.

(6)	Actual Portfolio for the year ended December 31, 2013 includes the Company’s ownership results for all 29 hotels held for investment by the Company as of December 31, 2013.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 58